EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus.

               Preliminary Structural and Collateral Term Sheet
                                                             September 7, 2005
------------------------------------------------------------------------------


                                                                        $908,175,000
                                                                       (Approximate)
                                                               GSAA Home Equity Trust 2005-11
                                                          GS Mortgage Securities Corp., Depositor
                                                                 Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
               Approximate                   Primary        Expected        Initial      Estimated       Principal     S&P /Moody's
                Principal    Certificate    Collateral       Credit      Pass-Through    Avg. Life    Payment Window     Expected
Certificates    Balance(1)       Type         Group        Support (3)      Rate (4)     (yrs) (5)        (5) (6)         Ratings
------------------------------------------------------------------------------------------------------------------------------------
    1A1        $104,203,000       Sr       Group I (2)        16.53%      LIBOR + [ ]%      2.39       10/05 - 02/12      AAA/Aaa
    1A2         $11,578,000       Sr       Group I (2)        7.25%       LIBOR + [ ]%      2.39       10/05 - 02/12      AAA/Aaa
    2A1        $198,544,000       Sr       Group II (2)       7.25%       LIBOR + [ ]%      2.39       10/05 - 02/12      AAA/Aaa
    2A2        $318,042,000       Sr       Group II (2)       7.25%       LIBOR + [ ]%      1.00       10/05 - 12/07      AAA/Aaa
    2A3        $100,000,000       Sr       Group II (2)       7.25%       LIBOR + [ ]%      3.00       12/07 - 09/09      AAA/Aaa
    2A4        $118,478,000       Sr       Group II (2)       7.25%       LIBOR + [ ]%      5.62       09/09 - 02/12      AAA/Aaa
    M-1         $23,851,000      Sub      Group I and II      4.65%       LIBOR + [ ]%      4.43       11/08 - 02/12      AA/Aa2
    M-2          $7,797,000      Sub      Group I and II      3.80%       LIBOR + [ ]%      4.41       11/08 - 02/12      AA-/Aa3
    M-3          $7,338,000      Sub      Group I and II      3.00%       LIBOR + [ ]%      4.41       11/08 - 02/12       A/A2
    M-4          $4,586,000      Sub      Group I and II      2.50%       LIBOR + [ ]%      4.38       10/08 - 02/12       A-/A3
    B-1          $4,586,000      Sub      Group I and II      2.00%       LIBOR + [ ]%      4.32       10/08 - 02/12     BBB+/Baa1
    B-2          $4,586,000      Sub      Group I and II      1.50%       LIBOR + [ ]%      4.15       10/08 - 07/11     BBB/Baa2
    B-3          $4,586,000      Sub      Group I and II      1.00%       LIBOR + [ ]%      3.82       10/08 - 10/10     BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL       $908,175,000
------------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    B-4          $4,586,000      Sub      Group I and II      0.50%               [ ]%       N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates may receive principal payments from the other collateral group.
(3)  Fully funded overcollateralization of approximately 0.50%.
(4) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in September 2035.

Selected Mortgage Pool Data (7)
-------------------------------
--------------------------------------------------------------------------------------------------------------
                                                       Group I                Group II             Aggregate
Scheduled Principal Balance:                        $125,492,709           $796,677,113          $922,169,822
Number of Mortgage Loans:                                    611                  2,371                 2,982
Average Scheduled Principal Balance:                    $205,389               $336,009              $309,245
Interest Only Loans:                                      87.36%                 92.51%                91.81%
Weighted Average Gross Coupon:                            6.150%                 5.954%                5.981%
Weighted Average Net Coupon(8):                           5.865%                 5.674%                5.700%
Weighted Average FICO Score:                                 712                    716                   716
Weighted Average Original LTV Ratio:                      79.44%                 77.20%                77.51%
Weighted Average Stated Remaining Term (months):             358                    358                   358
Weighted Average Seasoning (months):                           2                      2                     2
Weighted Average Months to Roll:                             39                      49                    47
Weighted Average Gross Margin:                             2.57%                  2.38%                 2.41%
Weighted Average Initial Rate Cap:                         4.46%                  4.93%                 4.86%
Weighted Average Periodic Rate Cap:                        1.38%                  1.61%                 1.58%
Weighted Average Gross Maximum Lifetime Rate:             11.86%                 11.54%                11.59%
--------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding, Inc.
     ("GreenPoint") (39.26%), SunTrust Mortgage, Inc. ("SunTrust") (15.22%), National City Mortgage Company ("NatCity") (11.09%) and others (1.07%) or purchased through the Goldman Sachs Residential Mortgage Conduit (33.36%).

o The Mortgage Loans will be serviced or sub-serviced by GreenPoint (39.26%), Countrywide Home Loans Servicing, LP (34.37%), SunTrust (15.22%), NatCity (11.09%) and Wells Fargo Home Mortgage, Inc. ("Wells Fargo") (0.06%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.50%, excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0511 and on Bloomberg as GSAA 05-11.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $922,169,822. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.1656% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. See page 23 for swap agreement details.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:                           September 29, 2005

Cut-Off Date:                                    September 1, 2005

Statistical Calculation Date:                    August 1, 2005

Expected Pricing Date:                           On or before September 16, 2005

First Distribution Date:                         October 25, 2005


Key Terms
---------

Offered Certificates:                              Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates

Non-Offered Certificates:                          Class B-4 Certificates and the Class R Certificates

LIBOR Certificates:                                Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates

Principal Certificates:                            Class A, Class M and Class B Certificates

Class A Certificates:                              Class 1A and Class 2A Certificates

Class 1A Certificates:                             Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:                             Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates

Class M Certificates:                              Class M-1, Class M-2, Class M-3 and Class M-4 Certificates

Class B Certificates:                              Class B-1, Class B-2, Class B-3 and Class B-4 Certificates

Class R Certificates:                              Class R-1 and Class R-2 Certificates. The Class R Certificates are not being offered hereby.

Depositor:                                         GS Mortgage Securities Corp.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Subordinate Certificates:                          Class M and Class B Certificates

Underwriter:                                       Goldman, Sachs & Co.

Servicers:                                         GreenPoint, Countrywide, SunTrust, NatCity and Wells Fargo

Trustee:                                           Wachovia Bank, NA

Securities Administrator:                          JP Morgan Chase Bank, NA

Master Servicer:                                   JP Morgan Chase Bank, NA

Custodians:                                        Deutsche Bank National Trust Company and J.P. Morgan Trust Company

Swap Provider:                                     TBD

Servicing Fee Rates:                               25.0 bps (79.69%)
                                                   37.5 bps (20.31%)

Expense Fee Rate:                                  The Servicing Fee Rate and any lender-paid mortgage insurance

Distribution Date:                                 25th day of the month or the next Business Day

Record Date:                                       For any Distribution Date, the last Business Day of the Interest Accrual Period.

Delay Days:                                        24 day delay on the Non-Offered Certificates
                                                   0 day delay on the Offered Certificates

Day Count:                                         Actual/360 basis for the LIBOR Certificates and 30/360 basis for the
                                                   Non-Offered Certificates.

Prepayment Period:                                 The calendar month prior to the Distribution Date

Due Period:                                        The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Interest Accrual Period:                           For the LIBOR Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered
                                                   Certificates, the calendar month immediately preceding the then current
                                                   Distribution Date.

Pricing Prepayment Assumption:                     30% CPR

Group I Mortgage Loans:                            Approximately $125,492,709 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:                           Approximately $796,677,113 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one-
                                                   to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Excess Spread:                                     The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off Date:

                                                   Initial Gross WAC (1):                                               5.9807%

                                                      Less Fees & Expenses (2):                                         0.2809%
                                                                                                                        -------
                                                   Net WAC (1):                                                         5.6998%

                                                      Less Initial Principal Certificate Coupon (Approx.)(1)(3):        3.9451%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Less Initial Swap Outflow:(3)                                     0.3995%
                                                                                                                        -------
                                                   Initial Excess Spread (1):                                           1.3552%

                                                       (1)  This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                                       (2)  Includes the Servicing Fee and any lender-paid mortgage insurance.

                                                       (3)  Assumes 1-month LIBOR equal to 3.70%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the
                                                            Principal Certificates as well as any changes in day count.

Servicer Advancing:                                Yes, as to principal and interest, subject to recoverability.

Compensating Interest:                             Each Servicer, with the exception of SunTrust, shall provide Compensating
                                                   Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related
                                                   Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide, GreenPoint and
                                                   Wells Fargo or (ii) its aggregate Servicing Fee received for the related
                                                   Distribution Date in the case of NatCity. SunTrust will provide Compensating
                                                   Interest equal to the aggregate of the prepayment interest shortfalls on the
                                                   Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment
                                                   Period.

Optional Clean-up Call:                            The transaction has a 10% optional clean-up call.

Retention of Servicing:                            Although the Depositor will transfer all right, title and interest in the
                                                   Mortgage Loans to the trust, with respect to certain of the Mortgage Loans the Depositor or an affiliate of the Depositor will retain the right to terminate the Servicer of those Mortgage Loans without cause and transfer the servicing to a third party. The Mortgage Loans affected by this right will be serviced as of the Closing Date by Countrywide and represent approximately
                                                   33.36% of the aggregate principal balance of the Mortgage Loans as of the
                                                   Statistical Calculation Date. Should the Depositor or such affiliate choose to do so, the transfer must meet certain conditions set forth in the master servicing and trust agreement, including that the Depositor or such affiliate of the Depositor must provide 30 days' notice, the terminated Servicer must be reimbursed for any unreimbursed Monthly Advances, Servicing Fees and any related expenses, and the replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac. Any such successor must be reasonably acceptable to the Master Servicer, and requires the receipt of confirmation from the Rating Agencies that the transfer of the servicing of these Mortgage Loans will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates.

Rating Agencies:                                   Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies,
                                                   Inc., and Moody's Investors Service, Inc.

Minimum Denomination:                              $50,000 with regard to each of the Offered Certificates.

Legal Investment:                                  It is anticipated that Class A, Class M-1, Class M-2, and the Class R
                                                   Certificates will be SMMEA eligible.

ERISA Eligible:                                    Underwriter's exemption is expected to apply to the Offered Certificates.
                                                   However, prospective purchasers should consult their own counsel.

Tax Treatment:                                     All Principal Certificates represent REMIC regular interests subject to certain rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of the swap agreement as a position in a notional principal contract. The Class R-1 and Class R-2
                                                   Certificates each represent the residual interest in a REMIC.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Prospectus:                                        The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                                                   Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the
                                                   Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the
                                                   Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION
                                                   THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED
                                                   CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.50% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-Off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in October 2008; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 14.50%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

--------------------------------------------------------------------------------
                                  Initial                      Step-Down
                               Subordination                     Date
       Class                    Percentage                    Percentage
--------------------------------------------------------------------------------
         A                        7.25%                         14.50%
--------------------------------------------------------------------------------
        M-1                       4.65%                          9.30%
--------------------------------------------------------------------------------
        M-2                       3.80%                          7.60%
--------------------------------------------------------------------------------
        M-3                       3.00%                          6.00%
--------------------------------------------------------------------------------
        M-4                       2.50%                          5.00%
--------------------------------------------------------------------------------
        B-1                       2.00%                          4.00%
--------------------------------------------------------------------------------
        B-2                       1.50%                          3.00%
--------------------------------------------------------------------------------
        B-3                       1.00%                          2.00%
--------------------------------------------------------------------------------
        B-4                       0.50%                          1.00%
--------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:



-------------------------------------------------------------------------------------------------------------------
       Distribution Date                                    Cumulative Realized Loss Percentage:
-------------------------------------------------------------------------------------------------------------------
 October 2007 - September 2008         0.25% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.279% in November 2007)
-------------------------------------------------------------------------------------------------------------------
 October 2008 - September 2009         0.60% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.629% in November 2008)
-------------------------------------------------------------------------------------------------------------------
 October 2009 - September 2010         0.95% for the first month, plus an additional 1/12th of 0.300% for each month thereafter (e.g., approximately 0.975% in November 2009)
-------------------------------------------------------------------------------------------------------------------
 October 2010 - September 2011         1.25% for the first month, plus an additional 1/12th of 0.200% for each month thereafter (e.g., approximately 1.267% in November 2010)
-------------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date exceeds 0.60%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A4 Pass-Through Rate. The Class 2A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12 (calculated on an actual/360 basis with respect to the Offered Certificates and a 30/360 basis with respect to the Class B-4 Certificates).

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate if necessary, net swap payments and certain swap termination payments owed to the swap provider.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

     (i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any;

     (ii) concurrently,

          (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates; and

          (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

          provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

     (iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) concurrently, to the Class R-1 and Class R-2 Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(b)  concurrently,

     (i) concurrently, to the Class 1A1 and Class 1A2 Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero; and

     (ii) concurrently, allocated pro rata between clauses (x) and (y) below, based on the certificate principal balance of the Class 2A1 Certificates, in the case of clause (x) below, and on the certificate principal balances of the Class 2A2, Class 2A3 and Class 2A4 Certificates, in the case of clause (y) below, the Group II Principal Distribution Amount,

          (x) to the Class 2A1 Certificates until its certificate principal balance has been reduced to zero;

          (y) sequentially, to the Class 2A2, Class 2A3, and Class 2A4 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

(c) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (c) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (c), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(d) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed in the following order of priority:

     (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

     (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(a)  Concurrently,

     (i) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 1A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero; and

     (ii) concurrently, allocated pro rata between clauses (x) and (y) below, based on the certificate principal balance of the Class 2A1 Certificates, in the case of clause (x) below, and on the certificate principal balances of the Class 2A2, Class 2A3 and Class 2A4 Certificates, in the case of clause (y) below, the Group II Principal Distribution Amount,

          (x) to the Class 2A1 Certificates until its certificate principal balance has been reduced to zero;

          (y) sequentially, to the Class 2A2, Class 2A3, and Class 2A4 Certificates in that order, until their respective certificate principal balances have been reduced to zero.

(b) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero; and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero; and

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates, until their respective certificate principal balances have been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

     (iii) concurrently, to the Class 1A Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class 2A Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata based on their respective Basis Risk Carry Forward Amounts,

     (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

     (v)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payments (other than termination payments where the swap provider is the defaulting party or the sole affected party) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Principal Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any termination payments where the swap provider is the defaulting party or the sole affected party owed for such Distribution Date, and

(vi) to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 85.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 94.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)
--------------------------------------------------------

   Product         No Penalty      1-12 Months      13-24 Months      25-36 Months    37-48 Months    49-60 Months         Total
--------------   -------------    ------------    --------------    --------------    ------------   -------------    -------------
1 Year ARM         $33,788,983              $0                $0       $11,755,641      $1,315,137              $0      $46,859,760
2 Year ARM         $30,647,499        $711,772          $125,200        $6,245,864        $196,000              $0      $37,926,335
3 Year ARM        $236,391,551      $3,632,441                $0       $62,418,150        $419,200        $216,000     $303,077,342
5 Year ARM        $450,348,176      $6,094,390                $0       $48,079,913        $651,500      $3,210,550     $508,384,529
7 Year ARM         $20,377,822              $0                $0        $2,572,603              $0              $0      $22,950,426
10 Year ARM         $2,550,472              $0                $0          $420,959              $0              $0       $2,971,431
--------------   -------------    ------------    --------------    --------------    ------------   -------------    -------------
TOTAL(3)          $774,104,503     $10,438,602          $125,200      $131,493,131      $2,581,837      $3,426,550     $922,169,822
==============   =============    ============    ==============    ==============    ============   =============    =============

   Product         No Penalty      1-12 Months       13-24 Months       25-36 Months      37-48 Months        49-60 Months
-------------    --------------   --------------   ----------------   ----------------   ---------------     ---------------
1 Year ARM               3.66%           0.00%              0.00%              1.27%             0.14%               0.00%
2 Year ARM               3.32%           0.08%              0.01%              0.68%             0.02%               0.00%
3 Year ARM              25.63%           0.39%              0.00%              6.77%             0.05%               0.02%
5 Year ARM              48.84%           0.66%              0.00%              5.21%             0.07%               0.35%
7 Year ARM               2.21%           0.00%              0.00%              0.28%             0.00%               0.00%
10 Year ARM              0.28%           0.00%              0.00%              0.05%             0.00%               0.00%
-------------    --------------   --------------   ----------------   ----------------   ---------------     ---------------
TOTAL(3)                83.94%           1.13%              0.01%             14.26%             0.28%               0.37%
=============    ==============   ==============   ================   ================   ===============     ===============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.
(3)   Columns may not add up due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumption (as defined on page 3 above) is applied.
o 1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on September 1, 2005) are used.
o     33% loss severity, 100% advancing of principal and interest.
o     There is a 6-month lag in recoveries.
o Priced to call with collateral losses calculated through the life of the applicable bond.
o     All Offered Certificates are priced at par.
o All payments are assumed to be made on the 25th of the month regardless of business days.
o Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.

------------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss               Libor Flat                   0% Return
------------------------------------------------------------------------------------------------------------------------------
 Class M-1        CDR (%)                                       10.13                      10.24                        11.13
                  Yield (%)                                    4.6946                     4.2303                       0.0486
                  WAL (years)                                    5.07                       5.07                         4.83
                  Modified Duration                              4.48                       4.49                         4.48
                  Principal Window                      10/10 - 10/10              10/10 - 10/10                09/10 - 09/10
                  Principal Writedown               32,948.86 (0.14%)         653,274.05 (2.74%)        5,406,619.83 (22.67%)
                  Total Collat Loss             61,936,105.17 (6.75%)      62,525,702.76 (6.82%)        66,894,106.70 (7.29%)
------------------------------------------------------------------------------------------------------------------------------
 Class M-2        CDR (%)                                        8.72                       8.75                         9.06
                  Yield (%)                                    4.6716                     4.2837                       0.0161
                  WAL (years)                                    5.24                       5.24                         5.06
                  Modified Duration                              4.61                       4.62                         4.60
                  Principal Window                      12/10 - 12/10              12/10 - 12/10                11/10 - 11/10
                  Principal Writedown               38,253.14 (0.49%)         214,478.53 (2.75%)        1,880,715.09 (24.12%)
                  Total Collat Loss             54,797,951.07 (5.97%)      54,965,902.09 (5.99%)        56,409,615.11 (6.15%)
------------------------------------------------------------------------------------------------------------------------------
 Class M-3        CDR (%)                                        7.45                       7.49                         7.77
                  Yield (%)                                    4.8062                     4.2545                       0.0297
                  WAL (years)                                    5.41                       5.40                         5.19
                  Modified Duration                              4.72                       4.73                         4.72
                  Principal Window                      02/11 - 02/11              02/11 - 02/11                01/11 - 01/11
                  Principal Writedown               34,556.03 (0.47%)         278,310.07 (3.79%)        1,859,490.27 (25.34%)
                  Total Collat Loss             48,043,983.99 (5.24%)      48,277,042.94 (5.26%)        49,660,845.93 (5.41%)
------------------------------------------------------------------------------------------------------------------------------
 Class M-4        CDR (%)                                        6.69                       6.72                         6.88
                  Yield (%)                                    4.9199                     4.2580                       0.1751
                  WAL (years)                                    5.49                       5.49                         5.37
                  Modified Duration                              4.77                       4.78                         4.83
                  Principal Window                      03/11 - 03/11              03/11 - 03/11                03/11 - 03/11
                  Principal Writedown                7,612.72 (0.17%)         193,435.76 (4.22%)        1,184,254.02 (25.82%)
                  Total Collat Loss             43,778,894.48 (4.77%)      43,957,929.20 (4.79%)        44,910,329.23 (4.90%)
------------------------------------------------------------------------------------------------------------------------------
 Class B-1        CDR (%)                                        5.95                       5.99                         6.15
                  Yield (%)                                    5.2960                     4.4052                       0.2034
                  WAL (years)                                    5.57                       5.56                         5.39
                  Modified Duration                              4.77                       4.78                         4.82
                  Principal Window                      04/11 - 04/11              04/11 - 04/11                04/11 - 04/11
                  Principal Writedown               35,998.96 (0.78%)         289,070.33 (6.30%)        1,299,639.03 (28.34%)
                  Total Collat Loss             39,503,958.43 (4.31%)      39,748,351.66 (4.33%)        40,723,248.78 (4.44%)
------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

------------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss               Libor Flat                   0% Return
------------------------------------------------------------------------------------------------------------------------------
 Class B-2        CDR (%)                                        5.23                       5.28                         5.43
                  Yield (%)                                    5.3868                     4.2477                       0.1655
                  WAL (years)                                    5.66                       5.63                         5.40
                  Modified Duration                              4.81                       4.82                         4.86
                  Principal Window                      05/11 - 05/11              05/11 - 05/11                05/11 - 05/11
                  Principal Writedown               56,127.86 (1.22%)         379,310.67 (8.27%)        1,348,126.42 (29.40%)
                  Total Collat Loss             35,223,819.25 (3.84%)      35,536,515.37 (3.87%)        36,472,003.61 (3.98%)
------------------------------------------------------------------------------------------------------------------------------
 Class B-3        CDR (%)                                        4.53                       4.59                         4.73
                  Yield (%)                                    5.7003                     4.2508                       0.2017
                  WAL (years)                                    5.74                       5.67                         5.37
                  Modified Duration                              4.82                       4.84                         4.88
                  Principal Window                      06/11 - 06/11              06/11 - 06/11                06/11 - 06/11
                  Principal Writedown               58,315.32 (1.27%)        467,312.25 (10.19%)        1,408,118.70 (30.70%)
                  Total Collat Loss             30,943,338.61 (3.37%)      31,327,336.09 (3.41%)        32,220,815.83 (3.51%)
------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

   The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month, 6-month, 1-year LIBOR and 1-year CMT remain static
o     10% Clean Up Call is not exercised
o     Based upon initial marketing structure and spreads

                                        -----------------------------------------------------------------------------------------
                                             50 PPA        75 PPA        100 PPA       125 PPA       150 PPA        175 PPA
---------------------------------------------------------------------------------------------------------------------------------
Class 1A1      WAL                            5.50          3.64          2.62           1.97          1.52          1.17
               Principal Window Begin          1             1              1             1             1              1
               Principal Window End           306           230            172           134           106            85
---------------------------------------------------------------------------------------------------------------------------------
Class 1A2      WAL                            5.50          3.64          2.62           1.97          1.52          1.17
               Principal Window Begin          1             1              1             1             1              1
               Principal Window End           306           230            172           134           106            85
---------------------------------------------------------------------------------------------------------------------------------
Class 2A1      WAL                            5.51          3.64          2.62           1.97          1.52          1.17
               Principal Window Begin          1             1              1             1             1              1
               Principal Window End           307           231            173           134           106            86
---------------------------------------------------------------------------------------------------------------------------------
Class 2A2      WAL                            2.15          1.39          1.00           0.77          0.61          0.50
               Principal Window Begin          1             1              1             1             1              1
               Principal Window End            60            39            27             21            16            13
---------------------------------------------------------------------------------------------------------------------------------
Class 2A3      WAL                            6.65          4.29          3.00           2.20          1.74          1.40
               Principal Window Begin          60            39            27             21            16            13
               Principal Window End           104            67            48             33            26            21
---------------------------------------------------------------------------------------------------------------------------------
Class 2A4      WAL                           13.56          9.16          6.65           5.02          3.77          2.80
               Principal Window Begin         104            67            48             33            26            21
               Principal Window End           307           231            173           134           106            86
---------------------------------------------------------------------------------------------------------------------------------
Class M-1      WAL                            9.46          6.27          4.75           4.06          3.82          4.00
               Principal Window Begin          51            37            38             39            41            44
               Principal Window End           222           153            113            86            68            55
---------------------------------------------------------------------------------------------------------------------------------
Class M-2      WAL                            9.30          6.15          4.64           3.92          3.63          3.62
               Principal Window Begin          51            37            38             39            40            42
               Principal Window End           197           135            98             75            59            48
---------------------------------------------------------------------------------------------------------------------------------
Class M-3      WAL                            9.16          6.04          4.56           3.84          3.52          3.46
               Principal Window Begin          51            37            38             38            39            41
               Principal Window End           186           126            91             70            55            44
---------------------------------------------------------------------------------------------------------------------------------
Class M-4      WAL                            8.99          5.92          4.44           3.74          3.42          3.35
               Principal Window Begin          51            37            37             38            39            40
               Principal Window End           171           116            84             64            50            41
---------------------------------------------------------------------------------------------------------------------------------
Class B-1      WAL                            8.78          5.76          4.32           3.65          3.32          3.27
               Principal Window Begin          51            37            37             38            38            39
               Principal Window End           160           108            77             59            47            40
---------------------------------------------------------------------------------------------------------------------------------
Class B-2      WAL                            8.44          5.51          4.15           3.49          3.19          3.20
               Principal Window Begin          51            37            37             37            38            38
               Principal Window End           147            97            70             53            42            39
---------------------------------------------------------------------------------------------------------------------------------
Class B-3      WAL                            7.80          5.06          3.82           3.23          3.10          3.13
               Principal Window Begin          51            37            37             37            37            37
               Principal Window End           129            84            61             46            38            38
---------------------------------------------------------------------------------------------------------------------------------
Class B-4      WAL                            6.10          3.96          3.21           3.07          3.07          3.07
               Principal Window Begin          51            37            37             37            37            37
               Principal Window End           101            65            47             37            37            37
---------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Call
------------------------------------------------

   The assumptions for the sensitivity table below are as follows:
o   The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o   1-month, 6-month, 1-year LIBOR and 1-year CMT remain static
o   10% Clean Up Call is exercised on the first possible date
o   Based upon initial marketing structure and spreads

                                           -----------------------------------------------------------------------------------------
                                            50 PPA          75 PPA          100 PPA         125 PPA         150 PPA        175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class 1A1     WAL                            5.12            3.35             2.39            1.80            1.38           1.09
              Principal Window Begin          1                1               1               1               1              1
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class 1A2     WAL                            5.12            3.35             2.39            1.80            1.38          1.09
              Principal Window Begin          1                1               1               1               1              1
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class 2A1     WAL                            5.13            3.36             2.39            1.80            1.39          1.09
              Principal Window Begin          1                1               1               1               1              1
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class 2A2     WAL                            2.15            1.39             1.00            0.77            0.61          0.50
              Principal Window Begin          1                1               1               1               1              1
              Principal Window End            60              39               27              21              16            13
------------------------------------------------------------------------------------------------------------------------------------
Class 2A3     WAL                            6.65            4.29             3.00            2.20            1.74          1.40
              Principal Window Begin          60              39               27              21              16            13
              Principal Window End           104              67               48              33              26            21
------------------------------------------------------------------------------------------------------------------------------------
Class 2A4     WAL                           11.82            7.85             5.62            4.23            3.17          2.44
              Principal Window Begin         104              67               48              33              26            21
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                            8.89            5.86             4.43            3.82            3.64          3.16
              Principal Window Begin          51              37               38              39              41            38
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                            8.89            5.86             4.41            3.75            3.50          3.16
              Principal Window Begin          51              37               38              39              40            38
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                            8.89            5.86             4.41            3.73            3.44          3.16
              Principal Window Begin          51              37               38              38              39            38
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                            8.89            5.86             4.38            3.70            3.40          3.16
              Principal Window Begin          51              37               37              38              39            38
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class B-1     WAL                            8.78            5.76             4.32            3.65            3.32          3.16
              Principal Window Begin          51              37               37              38              38            38
              Principal Window End           160              108              77              59              47            38
------------------------------------------------------------------------------------------------------------------------------------
Class B-2     WAL                            8.44            5.51             4.15            3.49            3.19          3.16
              Principal Window Begin          51              37               37              37              38            38
              Principal Window End           147              97               70              53              42            38
------------------------------------------------------------------------------------------------------------------------------------
Class B-3     WAL                            7.80            5.06             3.82            3.23            3.10          3.13
              Principal Window Begin          51              37               37              37              37            37
              Principal Window End           129              84               61              46              38            38
------------------------------------------------------------------------------------------------------------------------------------
Class B-4     WAL                            6.10            3.96             3.21            3.07            3.07          3.07
              Principal Window Begin          51              37               37              37              37            37
              Principal Window End           101              65               47              37              37            37
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. This table is based on initial marketing structure and spreads.


           Distribution                    Group I      Group II           Distribution                     Group I       Group II
Period         Date         WAC Cap (%)     Cap (%)      Cap (%)   Period       Date       WAC Cap (%)       Cap (%)       Cap (%)
------     ------------     ----------     --------     --------   ------  ------------    -----------      --------      ---------
  1        10/25/2005        22.25271      22.44270     22.22278     46       7/25/2009      11.87399       13.60999      11.60108
  2        11/25/2005        21.24919      21.40856     21.22409     47       8/25/2009      11.59533       13.39035      11.31314
  3        12/25/2005        20.99026      21.15495     20.96432     48       9/25/2009      11.52193       13.31705      11.23974
  4         1/25/2006        20.62934      20.78873     20.60424     49      10/25/2009      11.69803       13.53871      11.40868
  5         2/25/2006        20.32864      20.48803     20.30354     50      11/25/2009      11.39340       13.17480      11.11337
  6         3/25/2006        20.23223      20.40871     20.20444     51      12/25/2009      11.55957       13.40047      11.27019
  7         4/25/2006        19.74505      19.90447     19.71995     52       1/25/2010      11.25906       13.03816      10.97940
  8         5/25/2006        19.52845      19.69319     19.50251     53       2/25/2010      11.19292       12.97187      10.91329
  9         6/25/2006        19.18446      19.34390     19.15936     54       3/25/2010      11.88980       13.85948      11.58019
  10        7/25/2006        18.98363      19.14840     18.95769     55       4/25/2010      11.07884       12.84323      10.80150
  11        8/25/2006        18.73098      18.91482     18.70204     56       5/25/2010      11.34080       13.71044      10.96834
  12        9/25/2006        18.48297      18.67371     18.45294     57       6/25/2010      11.78437       13.41683      11.52778
  13       10/25/2006        17.67288      17.87000     17.64185     58       7/25/2010      12.46986       13.70033      12.27646
  14       11/25/2006        17.34828      17.53906     17.31826     59       8/25/2010      13.66501       13.94631      13.62079
  15       12/25/2006        17.20518      17.40234     17.17415     60       9/25/2010      10.91677       11.18379      10.87480
  16        1/25/2007        16.88600      17.07682     16.85597     61      10/25/2010      11.28467       11.54818      11.24325
  17        2/25/2007        16.66174      16.85257     16.63171     62      11/25/2010      10.79112       11.04616      10.75103
  18        3/25/2007        16.75057      16.96186     16.71732     63      12/25/2010      11.15086       11.41444      11.10943
  19        4/25/2007        16.22650      16.41736     16.19647     64       1/25/2011      10.79779       11.04629      10.75872
  20        5/25/2007        16.11496      16.31220     16.08393     65       2/25/2011      10.79823       11.04636      10.75923
  21        6/25/2007        15.80841      15.99930     15.77838     66       3/25/2011      11.95522       12.22996      11.91202
  22        7/25/2007        15.74117      16.12812     15.68028     67       4/25/2011      10.79829       11.04648      10.75927
  23        8/25/2007        15.61139      15.92688     15.56175     68       5/25/2011      11.15826       11.41477      11.11794
  24        9/25/2007        15.42970      15.75205     15.37898     69       6/25/2011      10.80099       11.05505      10.76104
  25       10/25/2007        14.94942      15.28255     14.89702     70       7/25/2011      11.16554       11.42361      11.12497
  26       11/25/2007        14.65168      14.97409     14.60097     71       8/25/2011      10.80539       11.05517      10.76612
  27       12/25/2007        14.59782      14.93100     14.54541     72       9/25/2011      10.80542       11.05523      10.76614
  28        1/25/2008        14.31465      14.69831     14.25430     73      10/25/2011      11.16562       11.42380      11.12503
  29        2/25/2008        14.17663      14.53126     14.12085     74      11/25/2011      10.80547       11.05535      10.76618
  30        3/25/2008        14.27471      14.65384     14.21509     75      12/25/2011      11.16568       11.42393      11.12507
  31        4/25/2008        13.84944      14.20413     13.79366     76       1/25/2012      10.80552       11.05548      10.76622
  32        5/25/2008        13.82068      14.18723     13.76303     77       2/25/2012      10.80568       11.05554      10.76639
  33        6/25/2008        13.54593      13.90493     13.48947     78       3/25/2012      11.55092       11.81806      11.50892
  34        7/25/2008        14.14697      16.35925     13.79911     79       4/25/2012      10.80573       11.05567      10.76643
  35        8/25/2008        14.85297      16.36000     14.61600     80       5/25/2012      11.16595       11.42426      11.12533
  36        9/25/2008        14.71930      16.23327     14.48125     81       6/25/2012      10.80578       11.05580      10.76647
  37       10/25/2008        12.24470      13.79333     12.00119     82       7/25/2012      11.16749       11.43535      11.12537
  38       11/25/2008        11.94230      13.44112     11.70663     83       8/25/2012      10.92559       11.18098      10.88543
  39       12/25/2008        12.07308      13.62068     11.82975     84       9/25/2012      10.92563       11.18105      10.88546
  40        1/25/2009        11.85156      13.80069     11.54511     85      10/25/2012      11.28986       11.55382      11.24835
  41        2/25/2009        11.96026      13.71799     11.68390     86      11/25/2012      10.92572       11.18119      10.88554
  42        3/25/2009        12.60259      14.54884     12.29659     87      12/25/2012      11.28995       11.55396      11.24843
  43        4/25/2009        11.79646      13.55455     11.52006     88       1/25/2013      10.92580       11.18132      10.88561
  44        5/25/2009        11.94392      13.76080     11.65828     89       2/25/2013      10.92585       11.18139      10.88565
  45        6/25/2009        11.64221      13.39757     11.36625     90       3/25/2013      12.09652       12.37947      12.05202


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            Distribution                        Group I            Group II
 Period         Date          WAC Cap (%)        Cap (%)            Cap (%)
-------     ------------      -----------       --------           --------
   91         4/25/2013        10.92593         11.18153           10.88573
   92         5/25/2013        11.29018         11.55432           11.24863
   93         6/25/2013        10.92602         11.18168           10.88581
   94         7/25/2013        11.29027         11.55447           11.24871
   95         8/25/2013        10.92693         11.18782           10.88589
   96         9/25/2013        10.92698         11.18789           10.88593
   97        10/25/2013        11.29126         11.56089           11.24884
   98        11/25/2013        10.92707         11.18803           10.88602
   99        12/25/2013        11.29135         11.56103           11.24893
  100         1/25/2014        10.92716         11.18817           10.88610
  101         2/25/2014        10.92721         11.18824           10.88614
  102         3/25/2014        12.09804         12.38706           12.05256
  103         4/25/2014        10.92731         11.18838           10.88623
  104         5/25/2014        11.29160         11.56141           11.24915
  105         6/25/2014        10.92741         11.18853           10.88632
  106         7/25/2014        11.29170         11.56156           11.24924
  107         8/25/2014        10.92751         11.18868           10.88641
  108         9/25/2014        10.92756         11.18876           10.88645
  109        10/25/2014        11.29186         11.56180           11.24938
  110        11/25/2014        10.92766         11.18891           10.88654
  111        12/25/2014        11.29197         11.56196           11.24948
  112         1/25/2015        10.92776         11.18907           10.88664
  113         2/25/2015        10.92782         11.18915           10.88668
  114         3/25/2015        12.09871         12.38808           12.05317
  115         4/25/2015        10.92792         11.18931           10.88678
  116         5/25/2015        11.29224         11.56238           11.24972
  117         6/25/2015        10.93264         11.18959           10.89220
  118         7/25/2015        11.30053         11.57706           11.25701
  119         8/25/2015        10.94372         11.20362           10.90283
  120         9/25/2015        10.94375         11.20367           10.90286


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $922,169,822. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.1656% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                                       Swap Schedule

   Period    Distribution Date    Swap Notional Amount ($)     Period         Distribution Date       Swap Notional Amount ($)
----------   -----------------    ------------------------     ------         -----------------       ------------------------
       1        10/25/2005            922,169,822.33              37               10/25/2008             88,608,025.09
       2        11/25/2005            877,283,046.08              38               11/25/2008             84,293,413.76
       3        12/25/2005            834,580,794.03              39               12/25/2008             80,188,852.86
       4         1/25/2006            793,956,766.17              40                1/25/2009             76,284,118.18
       5         2/25/2006            755,309,834.42              41                2/25/2009             72,569,483.17
       6         3/25/2006            718,543,791.05              42                3/25/2009             69,035,694.60
       7         4/25/2006            683,567,109.31              43                4/25/2009             65,673,949.58
       8         5/25/2006            650,292,715.64              44                5/25/2009             62,475,873.66
       9         6/25/2006            618,637,773.18              45                6/25/2009             59,433,499.96
      10         7/25/2006            588,523,475.45              46                7/25/2009             56,539,249.33
      11         8/25/2006            559,874,850.47              47                8/25/2009             53,785,911.46
      12         9/25/2006            532,620,574.05              48                9/25/2009             51,166,627.02
      13        10/25/2006            480,966,138.92              49               10/25/2009             48,674,870.49
      14        11/25/2006            457,554,384.82              50               11/25/2009             46,304,433.95
      15        12/25/2006            435,282,049.61              51               12/25/2009             44,049,411.61
      16         1/25/2007            414,093,687.28              52                1/25/2010             41,904,185.16
      17         2/25/2007            393,936,549.61              53                2/25/2010             39,863,409.72
      18         3/25/2007            374,760,454.87              54                3/25/2010             37,921,933.48
      19         4/25/2007            356,517,662.93              55                4/25/2010             36,074,993.97
      20         5/25/2007            339,162,756.55              56                5/25/2010             34,317,987.21
      21         6/25/2007            322,652,528.33              57                6/25/2010             32,646,309.35
      22         7/25/2007            306,945,873.20              58                7/25/2010             31,056,041.69
      23         8/25/2007            292,003,686.13              59                8/25/2010             29,543,316.61
      24         9/25/2007            277,788,768.29              60                9/25/2010              1,361,809.14
      25        10/25/2007            252,805,204.69              61               10/25/2010              1,295,450.91
      26        11/25/2007            240,497,845.36              62         Nov - 10 onwards                         0
      27        12/25/2007            228,789,542.24
      28         1/25/2008            217,651,141.05
      29         2/25/2008            207,054,906.21
      30         3/25/2008            196,974,451.73
      31         4/25/2008            187,384,589.30
      32         5/25/2008            178,261,532.58
      33         6/25/2008            169,582,562.56
      34         7/25/2008            161,326,065.79
      35         8/25/2008            153,471,427.76
      36         9/25/2008            145,988,501.96


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                 $922,169,822
Number of Mortgage Loans:                                           2,982
Average Scheduled Principal Balance:                             $309,245
Interest Only Loans:                                               91.81%
Weighted Average Gross Coupon:                                     5.981%
Weighted Average Net Coupon: (2)                                   5.700%
Weighted Average FICO Score:                                          716
Weighted Average Original LTV Ratio:                               77.51%
Weighted Average Stated Remaining Term (months):                      358
Weighted Average Seasoning (months):                                    2
Weighted Average Months to Roll:                                       47
Weighted Average Gross Margin:                                      2.41%
Weighted Average Initial Rate Cap:                                  4.86%
Weighted Average Periodic Rate Cap:                                 1.58%
Weighted Average Gross Maximum Lifetime Rate:                      11.59%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                                             Distribution by Current Principal Balance


                                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                                Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined
Current Principal Balance         Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV
-------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                         9      $348,920       0.04%      6.597%        724     $38,769      75.55%      87.62%
$50,001 - $75,000                      60     3,911,806       0.42       6.657         713      65,197      78.45       84.85
$75,001 - $100,000                    145    12,980,020       1.41       6.314         715      89,517      80.11       85.64
$100,001 - $125,000                   219    24,906,487       2.70       6.282         707     113,728      79.97       85.98
$125,001 - $150,000                   243    33,594,708       3.64       6.159         716     138,250      79.77       87.21
$150,001 - $200,000                   403    71,280,818       7.73       6.206         709     176,875      80.66       87.29
$200,001 - $250,000                   349    78,519,191       8.51       6.079         711     224,983      79.95       88.05
$250,001 - $300,000                   268    73,623,677       7.98       6.046         709     274,715      80.12       88.49
$300,001 - $350,000                   193    62,891,674       6.82       6.052         705     325,864      79.80       88.85
$350,001 - $400,000                   249    94,180,840      10.21       5.892         720     378,236      78.08       89.24
$400,001 - $450,000                   239   101,916,469      11.05       5.930         721     426,429      77.10       88.66
$450,001 - $500,000                   195    93,017,911      10.09       5.895         722     477,015      76.74       87.41
$500,001 - $550,000                   110    57,817,825       6.27       5.833         724     525,617      75.49       85.19
$550,001 - $600,000                   106    61,029,062       6.62       5.785         715     575,746      77.82       86.75
$600,001 - $650,000                    74    46,854,868       5.08       5.931         723     633,174      75.76       87.63
$650,001 - $700,000                    23    15,481,158       1.68       5.948         722     673,094      74.17       83.51
$700,001 - $750,000                    28    20,468,370       2.22       5.877         726     731,013      75.10       83.99
$750,001 - $800,000                     9     6,959,950       0.75       6.017         730     773,328      70.95       77.88
$800,001 - $850,000                     9     7,492,250       0.81       5.794         721     832,472      77.06       80.03
$850,001 - $900,000                    13    11,451,500       1.24       5.759         714     880,885      73.33       78.25
$900,001 - $950,000                     5     4,675,000       0.51       5.850         717     935,000      66.68       70.67
$950,001 - $1,000,000                  19    18,855,539       2.04       5.643         722     992,397      68.52       75.43
$1,000,001 - $1,500,000                10    13,129,279       1.42       6.026         702   1,312,928      62.68       67.42
$1,500,001 & Above                      4     6,782,500       0.74       6.457         666   1,695,625      66.11       72.31
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%
===============================================================================================================================

                                            Pct.
                             Pct. Full     Owner
Current Principal Balance       Doc      Occupied
---------------------------------------------------
$50,000 & Below                  64.35%       0.00%
$50,001 - $75,000                20.85       12.42
$75,001 - $100,000               33.89       31.59
$100,001 - $125,000              27.02       38.73
$125,001 - $150,000              35.00       42.62
$150,001 - $200,000              26.50       49.42
$200,001 - $250,000              29.65       65.35
$250,001 - $300,000              25.64       67.34
$300,001 - $350,000              24.87       77.03
$350,001 - $400,000              26.66       85.99
$400,001 - $450,000              17.27       88.28
$450,001 - $500,000              23.09       88.19
$500,001 - $550,000              11.96       90.03
$550,001 - $600,000              23.59       90.52
$600,001 - $650,000              16.36       89.11
$650,001 - $700,000              26.12       82.85
$700,001 - $750,000              28.28       89.25
$750,001 - $800,000              22.37       88.74
$800,001 - $850,000               0.00      100.00
$850,001 - $900,000              31.02      100.00
$900,001 - $950,000              19.94       80.43
$950,001 - $1,000,000            26.45      100.00
$1,000,001 - $1,500,000          20.25       70.60
$1,500,001 & Above               47.48      100.00
---------------------------------------------------
Total:                           23.91%      77.00%
===================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Current Rate


                                        Pct. Of    Weighted    Weighted               Weighted    Weighted
                                        Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
               Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Current Rate    Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% & Below         3    $1,835,989       0.20%      4.484%        767    $611,996      79.74%      84.33%     100.00%     100.00%
4.51 - 5.00%         61    23,080,092       2.50       4.923         730     378,362      71.22       79.70       47.34       88.38
5.01 - 5.50%        473   175,626,176      19.04       5.388         726     371,303      75.40       84.86       33.91       91.42
5.51 - 6.00%      1,132   379,287,376      41.13       5.810         717     335,060      77.05       86.85       25.82       84.95
6.01 - 6.50%        716   202,264,735      21.93       6.300         709     282,493      78.03       86.91       18.01       69.54
6.51 - 7.00%        459   108,784,365      11.80       6.781         706     237,003      81.25       88.60       11.73       48.65
7.01 - 7.50%        116    24,946,942       2.71       7.282         712     215,060      83.27       89.42        3.98       29.14
7.51 - 8.00%         17     5,236,010       0.57       7.755         682     308,001      81.54       90.60        2.14       65.65
8.01 - 8.50%          5     1,108,137       0.12       8.181         693     221,627      81.45       87.84        0.00       66.20
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================



                                                       Distribution by FICO


                                        Pct. Of    Weighted    Weighted               Weighted    Weighted
                                        Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
               Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Fico            Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
820 - 839             1      $328,450       0.04%      5.875%        820    $328,450      79.99%      99.99%     100.00%     100.00%
800 - 819            46    14,874,949       1.61       5.738         807     323,368      74.66       82.88       41.80       81.85
780 - 799           174    57,010,336       6.18       5.793         788     327,646      76.87       86.21       34.88       74.07
760 - 779           275    87,896,997       9.53       5.877         769     319,625      77.33       88.03       23.99       69.65
740 - 759           378   126,738,651      13.74       5.889         749     335,287      77.68       88.61       21.45       77.88
720 - 739           394   124,398,145      13.49       5.951         729     315,731      78.25       89.28       19.42       76.67
700 - 719           474   147,866,226      16.03       6.024         709     311,954      77.99       87.82       20.37       76.12
680 - 699           554   168,974,193      18.32       6.007         689     305,008      77.26       85.76       20.60       77.70
660 - 679           451   127,876,524      13.87       6.079         669     283,540      76.90       83.04       24.01       79.00
640 - 659           203    53,319,314       5.78       6.181         650     262,657      78.68       83.54       38.17       82.75
620 - 639            31    12,764,179       1.38       6.354         631     411,748      74.57       81.95       43.46       85.36
600 - 619             1       121,860       0.01       5.250         614     121,860      78.71       78.71      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================

                                                   Distribution by Original LTV


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Original LTV      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
----------------------------------------------------------------------------------------------------------------------------
30.00% & Below          7    $1,569,488       0.17%      5.782%        701    $224,213      21.32%      27.39%      11.15%
30.01 - 40.00%         10     4,524,374       0.49       5.714         735     452,437      36.69       39.31       16.61
40.01 - 50.00%         24     9,545,801       1.04       5.442         709     397,742      46.37       49.81       24.90
50.01 - 60.00%         61    25,608,142       2.78       5.668         716     419,806      56.84       61.25       25.11
60.01 - 70.00%        206    92,596,068      10.04       5.897         708     449,495      66.44       73.83       23.03
70.01 - 80.00%      2,314   719,366,829      78.01       5.958         718     310,876      79.17       89.65       24.38
80.01 - 85.00%         37     6,841,619       0.74       6.360         691     184,909      84.65       84.65       25.82
85.01 - 90.00%        233    41,678,661       4.52       6.667         710     178,878      89.87       89.89       17.97
90.01 - 95.00%         86    19,488,651       2.11       6.381         694     226,612      94.86       94.86       19.92
95.01 - 100.00%         4       950,189       0.10       5.735         680     237,547     100.00      100.00      100.00
----------------------------------------------------------------------------------------------------------------------------
Total:              2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%
============================================================================================================================

                  Pct.
                  Owner
Original LTV    Occupied
--------------------------
30.00% & Below      73.97%
30.01 - 40.00%      81.66
40.01 - 50.00%      84.32
50.01 - 60.00%      77.32
60.01 - 70.00%      74.27
70.01 - 80.00%      79.88
80.01 - 85.00%      58.95
85.01 - 90.00%      28.64
90.01 - 95.00%      87.44
95.01 - 100.00%    100.00
--------------------------
Total:              77.00%
==========================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Document Type



                                                      Pct. Of    Weighted    Weighted               Weighted    Weighted
                                                      Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                             Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined
Document Type                 Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV
----------------------------------------------------------------------------------------------------------------------------
Full/Alt Doc                      772  $220,517,919      23.91%      5.773%        716    $285,645      77.52%      87.21%
No Doc                            711   168,138,658      18.23       6.205         704     236,482      76.60       80.16
Stated Income/Stated Asset      1,499   533,513,246      57.85       5.996         720     355,913      77.78       88.38
----------------------------------------------------------------------------------------------------------------------------
Total:                          2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%
============================================================================================================================

                                        Pct.
                          Pct. Full     Owner
Document Type                Doc      Occupied
------------------------------------------------
Full/Alt Doc                 100.00%      74.98%
No Doc                         0.00       62.76
Stated Income/Stated Asset     0.00       82.32
------------------------------------------------
Total:                        23.91%      77.00%
================================================




                                                   Distribution by Loan Purpose


                                        Pct. Of    Weighted    Weighted               Weighted    Weighted
                                        Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
               Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Loan Purpose    Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi        619  $210,294,911      22.80%      5.967%        700    $339,733      72.69%      75.40%      20.80%      81.15%
Purchase          2,011   606,726,264      65.79       6.008         724     301,704      79.73       91.22       24.37       74.77
Rate/Term Refi      352   105,148,648      11.40       5.852         700     298,718      74.30       82.32       27.49       81.52
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================



                                                 Distribution by Occupancy Status


                                             Pct. Of    Weighted    Weighted               Weighted    Weighted
                                             Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                    Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Occupancy Status     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
-------------------------------------------------------------------------------------------------------------------------------
Non Owner                903  $175,483,935      19.03%      6.374%        721    $194,334      78.32%      82.32%      25.54%
Owner Occupied         1,959   710,042,920      77.00       5.880         715     362,452      77.30       87.82       23.29
Second Home              120    36,642,967       3.97       6.047         713     305,358      77.59       83.50       28.24
-------------------------------------------------------------------------------------------------------------------------------
Total:                 2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%
===============================================================================================================================

                     Pct.
                     Owner
Occupancy Status   Occupied
-----------------------------
Non Owner               0.00%
Owner Occupied        100.00
Second Home             0.00
-----------------------------
Total:                 77.00%
=============================



                                                   Distribution by Property Type


                                         Pct. Of     Weighted     Weighted              Weighted    Weighted
                                         Pool By       Avg.         Avg.      Avg.        Avg.        Avg.                    Pct.
                Number Of  Principal    Principal     Gross       Current  Principal    Original    Combined    Pct. Full     Owner
Property Type     Loans     Balance      Balance      Coupon        FICO    Balance        LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family          199   $58,885,697       6.39%      6.301%        715    $295,908      75.05%      80.31%      22.04%      37.44%
Condo               399   113,270,606      12.28       5.977         723     283,886      79.02       89.10       29.25       70.13
Co-op                 1       148,077       0.02       5.375         785     148,077      90.00       90.00      100.00      100.00
Pud                 625   191,891,349      20.81       5.949         717     307,026      78.23       87.83       29.65       79.04
Single Family     1,758   557,974,094      60.51       5.959         714     317,391      77.21       86.33       21.04       81.86
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                      Distribution by State


                                         Pct. Of     Weighted    Weighted               Weighted    Weighted
                                         Pool By       Avg.        Avg.       Avg.        Avg.        Avg.                    Pct.
               Number Of   Principal    Principal      Gross      Current   Principal   Original    Combined    Pct. Full     Owner
State             Loans     Balance      Balance      Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Northern       552  $257,448,954      27.92%      5.792%        723    $466,393      75.31%      85.72%      21.46%      89.60%
CA - Southern       438   194,493,005      21.09       5.865         721     444,048      76.82       87.31       20.53       88.88
FL                  354    75,160,034       8.15       6.393         705     212,316      81.13       86.54       11.93       45.47
AZ                  183    45,208,805       4.90       6.072         710     247,043      78.09       85.73       26.58       57.67
VA                  144    41,325,357       4.48       6.046         714     286,982      77.98       87.57       33.29       82.93
WA                  136    31,413,893       3.41       5.915         717     230,985      79.11       90.47       30.35       70.30
MD                  100    29,606,954       3.21       5.870         718     296,070      78.67       88.67       51.63       77.66
IL                  117    27,841,736       3.02       6.227         709     237,964      78.41       85.28       24.07       70.19
GA                  161    27,749,676       3.01       6.101         698     172,358      82.14       87.80       22.90       58.42
NV                   87    24,488,932       2.66       5.970         725     281,482      78.16       86.67       21.13       64.93
Other               710   167,432,476      18.16       6.152         707     235,820      78.25       86.07       28.41       68.83
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================


                                                     Distribution by Zip Code


                                          Pct. Of    Weighted     Weighted               Weighted    Weighted
                                          Pool By      Avg.          Avg.      Avg.        Avg.        Avg.                    Pct.
                 Number Of  Principal    Principal     Gross       Current   Principal   Original    Combined   Pct. Full     Owner
Zip Code           Loans     Balance      Balance     Coupon        FICO      Balance      LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
92563                14    $5,479,988       0.59%      5.904%        720    $391,428      80.62%      95.85%      29.80%      93.87%
94941                 8     5,443,000       0.59       5.805         716     680,375      66.08       73.81       25.10      100.00
95404                 7     4,661,850       0.51       5.916         713     665,979      70.50       79.38       22.69       74.26
95472                 7     4,437,700       0.48       6.028         729     633,957      77.53       88.62       14.24      100.00
94949                 7     4,314,600       0.47       5.562         730     616,371      70.07       72.04       12.75       84.93
94901                 8     4,105,000       0.45       5.573         716     513,125      66.05       72.89       26.02       75.77
95492                 8     3,924,900       0.43       5.607         735     490,613      76.69       88.91       24.27      100.00
94903                 6     3,712,500       0.40       5.697         705     618,750      71.76       80.48       33.13       86.94
94514                 6     3,571,050       0.39       5.522         721     595,175      73.75       87.74       14.65      100.00
92683                 7     3,391,600       0.37       5.996         683     484,514      79.17       86.16       25.80       60.10
Other             2,904   879,127,634      95.33       5.991         716     302,730      77.72       86.80       23.96       76.44
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================


                                           Distribution by Remaining Months to Maturity


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
Remaining                                Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
Months To      Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Maturity         Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360        2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
===================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                 Distribution by Amortization Type


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Amortization    Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Type              Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM          164   $46,859,760       5.08%      6.385%        698    $285,730      78.27%      87.46%      14.24%      56.22%
10 YEAR ARM          11     2,971,431       0.32       6.127         718     270,130      81.93       88.30       39.90       80.55
2 YEAR ARM          122    37,926,335       4.11       5.875         724     310,872      79.16       93.00       10.51       85.72
3 YEAR ARM          977   303,077,342      32.87       5.903         719     310,212      78.42       90.14       19.19       83.83
5 YEAR ARM        1,628   508,384,529      55.13       5.997         715     312,276      76.70       84.00       27.77       74.20
7 YEAR ARM           80    22,950,426       2.49       5.972         722     286,880      78.46       84.94       40.72       76.35
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================



                                              Distribution by Prepayment Term Months


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
Prepayment      Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Term Months       Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                 2,487  $774,104,503      83.94%      5.969%        716    $311,260      77.63%      86.29%      25.11%      76.86%
6                     4     2,377,700       0.26       6.483         702     594,425      72.41       87.40        0.00       80.65
12                   23     8,060,902       0.87       5.982         723     350,474      70.87       80.99       25.70       62.80
24                    1       125,200       0.01       6.500         699     125,200      68.79      100.00        0.00      100.00
30                    3       433,759       0.05       5.780         723     144,586      76.00       84.87        0.00       82.95
36                  443   131,059,372      14.21       6.037         716     295,845      77.31       88.67       18.06       78.71
42                   13     2,581,837       0.28       6.009         709     198,603      77.54       87.96        0.00       56.24
60                    8     3,426,550       0.37       6.143         708     428,319      75.49       88.94       11.09       87.39
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================


                                                   Distribution by Periodic Cap


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full    Owner
Periodic Cap      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%      1,217  $389,206,576      42.21%      6.037%        717    $319,808      78.51%      90.26%      15.19%      83.72%
1.50 - 1.99%          1       996,100       0.11       6.000         679     996,100      70.00       84.05        0.00      100.00
2.00 - 2.49%      1,764   531,967,147      57.69       5.940         715     301,569      76.79       83.93       30.34       72.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
===================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                               Distribution by Months to Rate Reset


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Months To      Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Rate Reset       Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
10 & Below          17    $6,528,601       0.71%      6.407%        690    $384,035      79.63%      89.19%      21.26%      58.94%
11 - 20            147    40,331,160       4.37       6.382         699     274,362      78.05       87.18       13.11       55.77
21 - 30            130    40,524,296       4.39       5.847         723     311,725      79.15       92.58       12.09       85.52
31 - 40            968   300,021,931      32.53       5.908         719     309,940      78.43       90.20       18.93       83.81
51 - 60          1,624   505,344,780      54.80       5.996         715     311,173      76.73       84.02       27.73       74.37
61 - 70              4     3,039,749       0.33       6.184         710     759,937      71.42       79.97       32.90       46.05
71 - 80              1       457,450       0.05       5.000         777     457,450      71.56       71.56      100.00      100.00
81 - 90             80    22,950,426       2.49       5.972         722     286,880      78.46       84.94       40.72       76.35
111 - 120           11     2,971,431       0.32       6.127         718     270,130      81.93       88.30       39.90       80.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
===================================================================================================================================


                                               Distribution by Maximum Lifetime Rate


                                           Pct. Of    Weighted    Weighted               Weighted    Weighted
                                           Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
Maximum          Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Lifetime Rate      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------
9.50 - 9.99%             9    $4,555,352       0.49%      4.730%        756    $506,150      80.93%      86.33%      55.90%
10.00 - 10.49%          75    22,854,356       2.48       5.253         717     304,725      76.42       83.67       44.95
10.50 - 10.99%         535   156,224,131      16.94       5.676         716     292,008      77.03       84.59       34.56
11.00 - 11.49%         569   171,852,167      18.64       5.746         716     302,025      76.61       84.73       28.51
11.50 - 11.99%         957   319,829,832      34.68       5.920         720     334,200      77.53       87.34       22.86
12.00 - 12.49%         516   154,737,216      16.78       6.316         714     299,878      77.97       87.35       14.58
12.50 - 12.99%         257    75,910,754       8.23       6.741         701     295,373      79.10       90.70       10.25
13.00 - 13.49%          52    13,067,076       1.42       7.087         710     251,290      79.65       89.96        9.73
13.50 - 13.99%          10     2,517,339       0.27       7.699         681     251,734      81.43       85.24        0.00
14.00 - 14.49%           2       621,600       0.07       8.053         688     310,800      80.00       85.79        0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:               2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%
=============================================================================================================================

                  Pct.
Maximum           Owner
Lifetime Rate   Occupied
--------------------------
9.50 - 9.99%        81.36%
10.00 - 10.49%      78.36
10.50 - 10.99%      81.10
11.00 - 11.49%      81.73
11.50 - 11.99%      80.55
12.00 - 12.49%      67.77
12.50 - 12.99%      69.28
13.00 - 13.49%      35.89
13.50 - 13.99%      49.00
14.00 - 14.49%      42.08
--------------------------
Total:              77.00%
==========================




                                               Distribution by Minimum Lifetime Rate


                                           Pct. Of    Weighted    Weighted               Weighted    Weighted
                                           Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
Minimum          Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Lifetime Rate      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------
1.99% & Below            1      $127,000       0.01%      5.125%        783    $127,000      67.91%      67.91%       0.00%
2.00 - 2.49%         1,905   633,271,098      68.67       5.890         715     332,426      77.13       86.13       22.52
2.50 - 2.99%           935   241,973,465      26.24       6.206         716     258,795      78.84       87.81       26.73
3.00 - 3.49%           100    26,616,430       2.89       5.795         730     266,164      75.79       84.92       42.06
3.50 - 3.99%            13     6,487,460       0.70       6.527         721     499,035      74.84       88.70        6.16
4.00 - 4.49%             2       924,662       0.10       7.654         634     462,331      75.52       81.42        0.00
5.50 - 5.99%            11     5,289,977       0.57       5.830         743     480,907      76.05       86.83       22.43
6.00 - 6.49%             9     4,611,700       0.50       6.231         723     512,411      75.19       93.45        0.00
6.50 - 6.99%             5     2,428,030       0.26       6.766         676     485,606      78.05       87.52       18.78
7.50 - 7.99%             1       440,000       0.05       7.750         726     440,000      80.00       99.95        0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:               2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%
=============================================================================================================================

                Pct.
Minimum         Owner
Lifetime Rate Occupied
------------------------
1.99% & Below    100.00%
2.00 - 2.49%      82.39
2.50 - 2.99%      62.84
3.00 - 3.49%      76.38
3.50 - 3.99%      59.05
4.00 - 4.49%      58.96
5.50 - 5.99%      74.14
6.00 - 6.49%     100.00
6.50 - 6.99%     100.00
7.50 - 7.99%     100.00
------------------------
Total:            77.00%
========================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                      Distribution by Margin


                                          Pct. Of    Weighted     Weighted              Weighted    Weighted
                                          Pool By       Avg.        Avg.       Avg.       Avg.        Avg.                    Pct.
                Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full    Owner
Margin            Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.99% & Below         1      $127,000       0.01%      5.125%        783    $127,000      67.91%      67.91%       0.00%     100.00%
2.00 - 2.49%      1,939   649,463,239      70.43       5.898         715     334,948      77.12       86.23       22.35       82.55
2.50 - 2.99%        936   241,193,702      26.16       6.207         716     257,686      78.84       87.76       26.82       62.57
3.00 - 3.49%         95    25,406,748       2.76       5.767         729     267,439      75.82       85.55       40.47       77.71
3.50 - 3.99%          8     4,058,371       0.44       6.722         707     507,296      73.68       85.45        9.85       38.59
4.00 - 4.49%          2       924,662       0.10       7.654         634     462,331      75.52       81.42        0.00       58.96
4.50 - 4.99%          1       996,100       0.11       6.000         679     996,100      70.00       84.05        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================



                                               Distribution by First Adjustment Cap


                                           Pct. Of    Weighted    Weighted               Weighted    Weighted
                                           Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
First            Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Adjustment Cap     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------
1.00% & Below            1      $617,039       0.07%      4.875%        691    $617,039      65.00%      80.00%       0.00%
1.01 - 1.50%             1       996,100       0.11       6.000         679     996,100      70.00       84.05        0.00
1.51 - 2.00%           264    69,957,677       7.59       6.124         708     264,991      78.29       86.49       35.10
2.51 - 3.00%           221    64,394,056       6.98       5.856         725     291,376      78.10       90.31       21.86
4.51 - 5.00%         2,089   568,863,944      61.69       6.055         713     272,314      79.07       87.88       21.43
5.51 - 6.00%           405   217,214,007      23.55       5.782         723     536,331      73.05       82.21       27.61
6.51 - 7.00%             1       127,000       0.01       5.125         783     127,000      67.91       67.91        0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:               2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%
=============================================================================================================================


                   Pct.
First              Owner
Adjustment Cap   Occupied
---------------------------
1.00% & Below       100.00%
1.01 - 1.50%        100.00
1.51 - 2.00%         64.75
2.51 - 3.00%         83.15
4.51 - 5.00%         73.37
5.51 - 6.00%         88.42
6.51 - 7.00%        100.00
---------------------------
Total:               77.00%
===========================





                                               Distribution by Periodic Lifetime Cap


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Periodic        Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full    Owner
Lifetime Cap      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.00% & Below         1      $177,600       0.02%      5.875%        643    $177,600      95.00%      95.00%       0.00%     100.00%
4.51 - 5.00%      1,417   364,813,478      39.56       6.107         711     257,455      79.13       85.73       26.40       67.29
5.51 - 6.00%      1,561   555,438,606      60.23       5.899         719     355,822      76.46       87.18       22.36       83.29
6.51 - 7.00%          3     1,740,139       0.19       5.537         691     580,046      68.07       81.44        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================



                                                Distribution by Interest Only Loans


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
Distribution                              Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
by Interest     Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Only Loans        Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                   303   $75,528,861       8.19%      6.166%        707    $249,270      77.57%      83.71%      25.86%      65.64%
Y                 2,679   846,640,962      91.81       5.964         717     316,029      77.50       86.86       23.74       78.01
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                Distribution by Interest Only Term


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
Distribution                              Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
by Interest     Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full    Owner
Only Term         Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0                   303   $75,528,861       8.19%      6.166%        707    $249,270      77.57%      83.71%      25.86%      65.64%
36                  212    68,811,471       7.46       5.766         720     324,582      77.27       86.60       32.25       77.93
60                  315   122,631,507      13.30       5.882         727     389,306      76.78       85.22       37.30       79.91
84                   40    10,422,184       1.13       5.989         737     260,555      78.44       83.40       50.97       59.41
120               2,112   644,775,799      69.92       6.001         714     305,292      77.65       87.25       19.81       77.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:            2,982  $922,169,822     100.00%      5.981%        716    $309,245      77.51%      86.60%      23.91%      77.00%
===================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

:

                           Group I Mortgage Loans(1)

Scheduled Principal Balance:                                     $125,492,709
Number of Mortgage Loans:                                                 611
Average Scheduled Principal Balance:                                 $205,389
Interest Only Loans:                                                   87.36%
Weighted Average Gross Coupon:                                         6.150%
Weighted Average Net Coupon: (2)                                       5.865%
Weighted Average FICO Score:                                              712
Weighted Average Original LTV Ratio:                                   79.44%
Weighted Average Stated Remaining Term (months):                          358
Weighted Average Seasoning (months):                                        2
Weighted Average Months to Roll:                                           39
Weighted Average Gross Margin:                                          2.57%
Weighted Average Initial Rate Cap:                                      4.46%
Weighted Average Periodic Rate Cap:                                     1.38%
Weighted Average Gross Maximum Lifetime Rate:                          11.86%
(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                                             Distribution by Current Principal Balance


                                               Pct. Of    Weighted    Weighted               Weighted    Weighted
                                               Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
Current Principal    Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Balance                Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
---------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              2       $46,600       0.04%      6.659%        688     $23,300      64.59%      91.70%      34.55%
$50,001 - $75,000           22     1,389,883       1.11       6.753         706      63,177      78.25       83.75       25.87
$75,001 - $100,000          44     3,929,416       3.13       6.296         719      89,305      80.23       88.16       33.98
$100,001 - $125,000         68     7,787,828       6.21       6.275         710     114,527      79.34       88.45       33.90
$125,001 - $150,000         66     9,138,613       7.28       6.064         719     138,464      77.40       86.92       44.96
$150,001 - $200,000        102    17,986,098      14.33       6.206         716     176,334      80.51       89.51       32.22
$200,001 - $250,000        116    26,146,202      20.83       6.188         712     225,398      80.45       89.07       31.71
$250,001 - $300,000        105    28,812,674      22.96       6.023         710     274,406      79.28       88.76       32.61
$300,001 - $350,000         61    19,960,334      15.91       6.167         707     327,219      80.64       90.32       16.75
$350,001 - $400,000         16     5,799,391       4.62       6.120         700     362,462      75.32       80.18       18.54
$400,001 - $450,000          5     2,160,370       1.72       6.273         726     432,074      78.70       87.62       20.52
$450,001 - $500,000          1       495,300       0.39       6.375         645     495,300      78.00       78.00        0.00
$500,001 - $550,000          1       510,000       0.41       6.000         716     510,000      73.38       73.38        0.00
$600,001 - $650,000          1       650,000       0.52       5.750         692     650,000      65.00       65.00        0.00
$650,001 - $700,000          1       680,000       0.54       5.875         786     680,000      68.27       68.27      100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%
=================================================================================================================================

                       Pct.
Current Principal      Owner
Balance              Occupied
-------------------------------
$50,000 & Below           0.00%
$50,001 - $75,000        15.00
$75,001 - $100,000       38.25
$100,001 - $125,000      43.29
$125,001 - $150,000      49.17
$150,001 - $200,000      45.30
$200,001 - $250,000      64.57
$250,001 - $300,000      70.09
$300,001 - $350,000      82.50
$350,001 - $400,000      74.65
$400,001 - $450,000      20.14
$450,001 - $500,000       0.00
$500,001 - $550,000     100.00
$600,001 - $650,000       0.00
$650,001 - $700,000       0.00
-------------------------------
Total:                   61.00%
===============================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Current Rate


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Current Rate      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%          9    $2,024,890       1.61%      4.899%        740    $224,988      79.98%      96.21%      90.32%      92.92%
5.01 - 5.50%         74    16,962,517      13.52       5.386         715     229,223      77.24       86.85       40.21       88.88
5.51 - 6.00%        186    40,132,035      31.98       5.837         713     215,764      78.36       87.53       36.43       68.33
6.01 - 6.50%        194    37,730,418      30.07       6.300         714     194,487      79.43       87.47       26.26       51.97
6.51 - 7.00%        112    22,450,460      17.89       6.807         706     200,451      81.64       90.95       17.82       43.43
7.01 - 7.50%         30     4,897,583       3.90       7.280         705     163,253      84.70       89.18        6.17       38.61
7.51 - 8.00%          6     1,294,805       1.03       7.787         666     215,801      82.98       83.84        0.00       70.69
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================



                                                       Distribution by FICO


                                    Pct. Of    Weighted    Weighted               Weighted    Weighted
                                    Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
           Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Fico        Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
--------------------------------------------------------------------------------------------------------------------------------
800 - 819        11    $2,404,095       1.92%      6.081%        804    $218,554      77.34%      85.66%      38.96%      65.99%
780 - 799        39     7,406,188       5.90       6.175         789     189,902      78.33       86.12       51.74       36.98
760 - 779        55    11,600,253       9.24       5.993         768     210,914      79.04       89.18       41.35       47.16
740 - 759        72    13,509,436      10.77       5.964         749     187,631      79.90       90.54       28.87       56.49
720 - 739        68    14,497,107      11.55       6.187         728     213,193      79.84       91.57       24.92       54.34
700 - 719        92    19,408,368      15.47       6.145         710     210,961      79.44       90.53       24.73       67.67
680 - 699       122    24,954,221      19.88       6.176         690     204,543      79.23       87.80       22.64       59.20
660 - 679       102    20,866,755      16.63       6.222         669     204,576      79.48       85.32       25.68       72.47
640 - 659        40     8,433,746       6.72       6.255         648     210,844      81.14       84.74       34.64       76.07
620 - 639         9     2,290,680       1.83       6.567         633     254,520      77.82       81.58       67.76       72.91
600 - 619         1       121,860       0.10       5.250         614     121,860      78.71       78.71      100.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:          611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
=================================================================================================================================





                                                   Distribution by Original LTV


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Original LTV      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below        1      $149,988       0.12%      5.750%        660    $149,988      21.13%      21.13%       0.00%     100.00%
30.01 - 40.00%        1        70,000       0.06       6.250         698      70,000      35.90       35.90        0.00      100.00
40.01 - 50.00%        5     1,168,801       0.93       5.533         715     233,760      43.98       51.95       65.35       65.35
50.01 - 60.00%        5       902,950       0.72       5.889         712     180,590      58.67       63.69       49.40       14.90
60.01 - 70.00%       34     7,624,940       6.08       6.048         719     224,263      67.19       72.75       40.26       43.23
70.01 - 80.00%      487   100,772,285      80.30       6.110         713     206,925      79.40       89.75       29.28       62.80
80.01 - 85.00%       10     1,468,454       1.17       6.425         690     146,845      84.64       84.64       51.55       61.49
85.01 - 90.00%       50     9,054,378       7.22       6.564         708     181,088      89.88       89.88       21.56       41.45
90.01 - 95.00%       17     4,071,314       3.24       6.565         684     239,489      94.82       94.82       19.08       97.66
95.01 - 100.00%       1       209,600       0.17       6.240         648     209,600     100.00      100.00      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Document Type

:

                                                      Pct. Of    Weighted    Weighted               Weighted    Weighted
                                                      Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                             Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined   Pct. Full
Document Type                 Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt Doc                    194   $37,483,153      29.87%      5.943%        717    $193,212      78.63%      88.40%     100.00%
No Doc                          100    20,119,897      16.03       6.352         695     201,199      79.91       82.96        0.00
Stated Income/Stated Asset      317    67,889,659      54.10       6.205         714     214,163      79.75       89.64        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%
====================================================================================================================================

                                   Pct.
                                  Owner
Document Type                    Occupied
-----------------------------------------
Full/Alt Doc                       57.31%
No Doc                             65.71
Stated Income/Stated Asset         61.64
-----------------------------------------
Total:                             61.00%
=========================================


                                                   Distribution by Loan Purpose


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Loan Purpose      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi        109   $24,946,302      19.88%      6.206%        686    $228,865      76.44%      79.68%      28.96%      70.86%
Purchase            412    82,478,849      65.72       6.163         723     200,191      80.90       91.55       30.03       55.41
Rate/Term Refi       90    18,067,558      14.40       6.017         694     200,751      76.94       84.66       30.37       72.85
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================



                                                 Distribution by Occupancy Status


                                             Pct. Of    Weighted    Weighted               Weighted    Weighted
                                             Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                    Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Occupancy Status     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
-------------------------------------------------------------------------------------------------------------------------------
Non Owner              251   $45,249,875      36.06%      6.372%        723    $180,278      78.70%      84.39%      33.93%
Owner Occupied         339    76,544,348      61.00       6.024         705     225,795      79.85       90.62       28.06
Second Home             21     3,698,486       2.95       6.041         713     176,118      80.12       84.81       17.61
-------------------------------------------------------------------------------------------------------------------------------
Total:                 611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%
===============================================================================================================================

                       Pct.
                       Owner
Occupancy Status     Occupied
-----------------------------
Non Owner               0.00%
Owner Occupied        100.00
Second Home             0.00
-----------------------------
Total:                 61.00%
==============================



                                                   Distribution by Property Type


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Property Type     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family           70   $18,605,584      14.83%      6.353%        710    $265,794      77.04%      82.23%      22.92%      27.73%
Condo                85    15,237,361      12.14       6.091         718     179,263      80.01       90.90       35.95       62.06
Pud                 127    27,512,605      21.92       6.037         717     216,635      80.19       89.68       36.48       66.88
Single Family       329    64,137,160      51.11       6.154         709     194,946      79.68       88.66       27.60       67.87
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                      Distribution by State


                                        Pct. Of    Weighted    Weighted               Weighted    Weighted
                                        Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
               Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
State           Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Northern        50   $14,518,156      11.57%      5.982%        722    $290,363      77.66%      85.99%      13.82%      59.50%
CA - Southern        53    14,123,600      11.25       6.027         709     266,483      77.65       88.48       20.96       64.66
AZ                   49     9,377,328       7.47       6.160         704     191,374      80.18       87.08       41.85       47.24
IL                   45     9,317,211       7.42       6.353         703     207,049      78.56       87.46       16.49       68.45
NV                   36     7,650,168       6.10       6.088         720     212,505      78.91       86.74       34.64       49.61
VA                   32     7,328,255       5.84       6.190         716     229,008      79.11       86.16       42.00       69.32
WA                   34     6,300,006       5.02       6.039         722     185,294      79.25       90.96       45.23       49.64
FL                   36     5,834,695       4.65       6.419         726     162,075      80.73       88.83       21.58       47.73
MD                   22     4,867,520       3.88       5.933         706     221,251      80.12       90.84       48.43       76.03
CO                   24     4,593,809       3.66       6.112         701     191,409      80.41       92.90       25.53       83.33
Other               230    41,581,961      33.13       6.216         708     180,791      80.52       88.59       32.92       61.68
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================



                                                     Distribution by Zip Code


                                       Pct. Of    Weighted    Weighted               Weighted    Weighted
                                       Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
              Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Zip Code       Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
---------------------------------------------------------------------------------------------------------------------------------
60618              3    $1,152,318       0.92%      6.224%        687    $384,106      77.07%      80.60%       0.00%      70.64%
22026              3       870,000       0.69       6.897         692     290,000      84.84       92.36       28.97       71.03
93635              3       832,997       0.66       6.147         730     277,666      74.91       82.30       26.05       63.03
92201              3       793,600       0.63       5.687         662     264,533      80.00       89.42       36.29      100.00
89052              3       779,099       0.62       6.091         687     259,700      75.82       89.84        0.00       64.06
45219              3       743,750       0.59       6.000         691     247,917      71.24       71.24       75.29        0.00
80210              3       723,152       0.58       6.405         748     241,051      80.00       96.87        0.00       68.75
95765              2       697,600       0.56       5.629         731     348,800      80.00       84.85       48.51      100.00
22554              2       685,099       0.55       6.259         681     342,549      85.19       94.81       48.11      100.00
92563              2       683,400       0.54       7.191         694     341,700      85.08       90.00        0.00       50.83
Other            584   117,531,694      93.66       6.143         713     201,253      79.45       88.29       30.20       60.47
---------------------------------------------------------------------------------------------------------------------------------
Total:           611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
=================================================================================================================================


                                           Distribution by Remaining Months to Maturity


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
Remaining                                Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
Months To      Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Maturity         Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360          611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total:             611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
===================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                 Distribution by Amortization Type


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
Amortization    Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Type              Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM           39    $8,402,656       6.70%      6.318%        716    $215,453      80.10%      89.92%      13.97%      44.15%
10 YEAR ARM           3       351,009       0.28       7.059         748     117,003      79.44       96.08       61.84       60.84
2 YEAR ARM           45     9,491,852       7.56       6.055         712     210,930      78.45       89.79       20.22       72.90
3 YEAR ARM          349    71,818,395      57.23       6.163         716     205,783      79.28       89.10       29.08       63.27
5 YEAR ARM          158    32,009,723      25.51       6.102         700     202,593      80.06       85.44       34.91       56.22
7 YEAR ARM           17     3,419,073       2.72       6.086         724     201,122      78.06       85.70       61.93       66.31
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================


                                              Distribution by Prepayment Term Months


                                        Pct. Of    Weighted    Weighted               Weighted    Weighted
                                        Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
Prepayment    Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Term Months     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
----------------------------------------------------------------------------------------------------------------------------------
 0                450   $95,143,251      75.82%      6.144%        711    $211,429      79.74%      87.91%      30.24%      64.58%
12                  3       838,250       0.67       5.991         703     279,417      75.60       81.29        0.00        0.00
36                152    28,383,608      22.62       6.175         714     186,734      78.59       89.32       30.68       50.11
42                  5       911,600       0.73       5.996         699     182,320      77.65       88.44        0.00       72.49
60                  1       216,000       0.17       6.750         642     216,000      80.00       95.00        0.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:            611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
==================================================================================================================================


                                                   Distribution by Periodic Cap


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Periodic Cap     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%       379   $79,027,250      62.97%      6.231%        714    $208,515      79.50%      89.93%      22.62%      64.41%
2.00 - 2.49%       232    46,465,459      37.03       6.013         708     200,282      79.34       85.26       42.20       55.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:             611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
===================================================================================================================================


                                               Distribution by Months to Rate Reset


                                        Pct. Of    Weighted    Weighted               Weighted    Weighted
                                        Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
Months To     Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Rate Reset      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
10 & Below          4    $1,030,171       0.82%      6.106%        673    $257,543      79.92%      89.07%       0.00%      34.85%
11 - 20            35     7,372,486       5.87       6.348         723     210,642      80.13       90.04       15.92       45.45
21 - 30            48    10,210,136       8.14       6.067         711     212,711      78.73       89.47       24.16       71.14
31 - 40           346    71,100,111      56.66       6.163         716     205,492      79.25       89.14       28.60       63.42
51 - 60           158    32,009,723      25.51       6.102         700     202,593      80.06       85.44       34.91       56.22
81 - 90            17     3,419,073       2.72       6.086         724     201,122      78.06       85.70       61.93       66.31
111 - 120           3       351,009       0.28       7.059         748     117,003      79.44       96.08       61.84       60.84
----------------------------------------------------------------------------------------------------------------------------------
Total:            611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
==================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                              Distribution by Maximum Lifetime Rate


                                            Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Maximum         Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Lifetime Rate     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.50 - 9.99%          1      $229,600       0.18%      4.750%        782    $229,600      80.00%     100.00%     100.00%     100.00%
10.00 - 10.49%       10     2,057,169       1.64       5.355         684     205,717      81.80       86.60       45.76       89.15
10.50 - 10.99%       68    14,586,077      11.62       5.652         713     214,501      77.43       87.37       46.91       78.57
11.00 - 11.49%       91    19,365,350      15.43       5.748         711     212,806      79.66       86.76       44.30       70.76
11.50 - 11.99%      143    30,140,271      24.02       5.959         714     210,771      79.40       87.65       26.36       63.59
12.00 - 12.49%      159    31,739,221      25.29       6.270         715     199,618      79.35       87.82       26.46       50.77
12.50 - 12.99%      103    20,209,998      16.10       6.708         705     196,214      79.41       90.79       18.79       55.12
13.00 - 13.49%       30     5,931,443       4.73       7.129         717     197,715      81.38       90.41       12.69       28.09
13.50 - 13.99%        6     1,233,580       0.98       7.686         679     205,597      90.35       91.26        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================


                                              Distribution by Minimum Lifetime Rate


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Minimum        Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Lifetime Rate    Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%       225   $47,239,359      37.64%      5.956%        708    $209,953      80.27%      89.75%      27.70%      78.29%
2.50 - 2.99%       359    73,471,954      58.55       6.292         713     204,657      79.11       87.54       29.79       50.08
3.00 - 3.49%        26     4,401,921       3.51       5.708         734     169,305      77.03       84.19       57.09       62.83
4.00 - 4.49%         1       379,475       0.30       7.875         636     379,475      69.09       69.09        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:             611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
===================================================================================================================================

                                                      Distribution by Margin


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
                Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Margin           Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%       225   $47,239,359      37.64%      5.956%        708    $209,953      80.27%      89.75%      27.70%      78.29%
2.50 - 2.99%       359    73,471,954      58.55       6.292         713     204,657      79.11       87.54       29.79       50.08
3.00 - 3.49%        26     4,401,921       3.51       5.708         734     169,305      77.03       84.19       57.09       62.83
4.00 - 4.49%         1       379,475       0.30       7.875         636     379,475      69.09       69.09        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:             611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
===================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                               Distribution by First Adjustment Cap


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
First                                    Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Adjustment     Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Cap              Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00%        66   $14,010,489      11.16%      6.035%        718    $212,280      80.01%      87.86%      46.57%      61.24%
2.51 - 3.00%        72    14,001,723      11.16       5.952         720     194,468      78.02       88.03       31.66       69.17
4.51 - 5.00%       470    95,700,497      76.26       6.202         709     203,618      79.77       88.64       27.01       60.90
5.51 - 6.00%         3     1,780,000       1.42       5.829         722     593,333      68.47       68.47       38.20        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:             611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================



                                               Distribution by Periodic Lifetime Cap


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Periodic        Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Lifetime Cap      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%        186   $36,666,596      29.22%      6.119%        703    $197,132      80.77%      86.57%      37.03%      60.17%
5.51 - 6.00%        425    88,826,112      70.78       6.163         716     209,003      78.89       88.87       26.91       61.33
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================


                                               Distribution by Interest Only Loans


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
Distribution                              Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
by Interest     Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Only Loans        Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                    84   $15,858,851      12.64%      6.189%        709    $188,796      80.39%      88.08%      30.06%      62.41%
Y                   527   109,633,858      87.36       6.144         712     208,034      79.30       88.22       29.84       60.79
------------------------------------------------------------------------------------------------------------------------------------
Total:              611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
====================================================================================================================================


                                                Distribution by Interest Only Term

                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
Distribution                             Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
by Interest    Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Only Term        Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
  0                 84   $15,858,851      12.64%      6.189%        709    $188,796      80.39%      88.08%      30.06%      62.41%
 36                 45     9,239,399       7.36       5.835         721     205,320      79.20       84.59       60.06       68.36
 60                 40     8,974,866       7.15       5.989         723     224,372      76.78       83.46       62.00       45.55
 84                  7     1,403,769       1.12       6.065         737     200,538      81.92       87.60       92.17       50.03
120                435    90,015,823      71.73       6.193         710     206,933      79.52       89.07       22.56       61.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:             611  $125,492,709     100.00%      6.150%        712    $205,389      79.44%      88.20%      29.87%      61.00%
===================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Group II Mortgage Loans(1)

Scheduled Principal Balance:                                  $796,677,113
Number of Mortgage Loans:                                            2,371
Average Scheduled Principal Balance:                              $336,009
Interest Only Loans:                                                92.51%
Weighted Average Gross Coupon:                                      5.954%
Weighted Average Net Coupon: (2)                                    5.674%
Weighted Average FICO Score:                                           716
Weighted Average Original LTV Ratio:                                77.20%
Weighted Average Stated Remaining Term (months):                       358
Weighted Average Seasoning (months):                                     2
Weighted Average Months to Roll:                                        49
Weighted Average Gross Margin:                                       2.38%
Weighted Average Initial Rate Cap:                                   4.93%
Weighted Average Periodic Rate Cap:                                  1.61%
Weighted Average Gross Maximum Lifetime Rate:                       11.54%
(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                             Distribution by Current Principal Balance



                                                      Pct. Of    Weighted    Weighted               Weighted    Weighted
                                                     Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                            Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Current Principal Balance    Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                  7      $302,320       0.04%      6.587%        729     $43,189      77.24%      86.99%      68.94%
$50,001 - $75,000               38     2,521,923       0.32       6.604         717      66,366      78.57       85.46       18.08
$75,001 - $100,000             101     9,050,604       1.14       6.322         712      89,610      80.05       84.55       33.85
$100,001 - $125,000            151    17,118,660       2.15       6.285         705     113,369      80.25       84.85       23.89
$125,001 - $150,000            177    24,456,095       3.07       6.195         715     138,170      80.65       87.32       31.27
$150,001 - $200,000            301    53,294,720       6.69       6.206         707     177,059      80.70       86.54       24.57
$200,001 - $250,000            233    52,372,990       6.57       6.024         711     224,777      79.69       87.55       28.61
$250,001 - $300,000            163    44,811,003       5.62       6.061         708     274,914      80.67       88.31       21.15
$300,001 - $350,000            132    42,931,340       5.39       5.998         705     325,237      79.41       88.16       28.65
$350,001 - $400,000            233    88,381,449      11.09       5.877         721     379,320      78.26       89.83       27.20
$400,001 - $450,000            234    99,756,098      12.52       5.923         721     426,308      77.06       88.68       17.20
$450,001 - $500,000            194    92,522,611      11.61       5.893         723     476,921      76.74       87.46       23.21
$500,001 - $550,000            109    57,307,825       7.19       5.832         724     525,760      75.51       85.29       12.07
$550,001 - $600,000            106    61,029,062       7.66       5.785         715     575,746      77.82       86.75       23.59
$600,001 - $650,000             73    46,204,868       5.80       5.933         723     632,943      75.91       87.95       16.59
$650,001 - $700,000             22    14,801,158       1.86       5.951         719     672,780      74.44       84.22       22.73
$700,001 - $750,000             28    20,468,370       2.57       5.877         726     731,013      75.10       83.99       28.28
$750,001 - $800,000              9     6,959,950       0.87       6.017         730     773,328      70.95       77.88       22.37
$800,001 - $850,000              9     7,492,250       0.94       5.794         721     832,472      77.06       80.03        0.00
$850,001 - $900,000             13    11,451,500       1.44       5.759         714     880,885      73.33       78.25       31.02
$900,001 - $950,000              5     4,675,000       0.59       5.850         717     935,000      66.68       70.67       19.94
$950,001 - $1,000,000           19    18,855,539       2.37       5.643         722     992,397      68.52       75.43       26.45
$1,000,001 - $1,500,000         10    13,129,279       1.65       6.026         702   1,312,928      62.68       67.42       20.25
$1,500,001 & Above               4     6,782,500       0.85       6.457         666   1,695,625      66.11       72.31       47.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%
====================================================================================================================================

                                  Pct.
                                  Owner
Current Principal Balance       Occupied
----------------------------------------
$50,000 & Below                    0.00%
$50,001 - $75,000                 10.99
$75,001 - $100,000                28.71
$100,001 - $125,000               36.65
$125,001 - $150,000               40.17
$150,001 - $200,000               50.81
$200,001 - $250,000               65.74
$250,001 - $300,000               65.57
$300,001 - $350,000               74.48
$350,001 - $400,000               86.74
$400,001 - $450,000               89.75
$450,001 - $500,000               88.67
$500,001 - $550,000               89.94
$550,001 - $600,000               90.52
$600,001 - $650,000               90.37
$650,001 - $700,000               86.65
$700,001 - $750,000               89.25
$750,001 - $800,000               88.74
$800,001 - $850,000              100.00
$850,001 - $900,000              100.00
$900,001 - $950,000               80.43
$950,001 - $1,000,000            100.00
$1,000,001 - $1,500,000           70.60
$1,500,001 & Above               100.00
----------------------------------------
Total:                            79.52%
========================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Current Rate


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Current Rate      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% & Below         3    $1,835,989       0.23%      4.484%        767    $611,996      79.74%      84.33%     100.00%     100.00%
4.51 - 5.00%         52    21,055,202       2.64       4.925         729     404,908      70.38       78.11       43.20       87.95
5.01 - 5.50%        399   158,663,659      19.92       5.388         727     397,653      75.20       84.65       33.23       91.69
5.51 - 6.00%        946   339,155,341      42.57       5.807         718     358,515      76.90       86.77       24.56       86.92
6.01 - 6.50%        522   164,534,317      20.65       6.300         708     315,200      77.71       86.78       16.11       73.57
6.51 - 7.00%        347    86,333,905      10.84       6.775         706     248,801      81.15       87.99       10.14       50.01
7.01 - 7.50%         86    20,049,359       2.52       7.283         714     233,132      82.92       89.48        3.45       26.82
7.51 - 8.00%         11     3,941,205       0.49       7.744         688     358,291      81.06       92.83        2.84       63.99
8.01 - 8.50%          5     1,108,137       0.14       8.181         693     221,627      81.45       87.84        0.00       66.20
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================


                                                       Distribution by FICO


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Fico             Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
820 - 839            1      $328,450       0.04%      5.875%        820    $328,450      79.99%      99.99%     100.00%     100.00%
800 - 819           35    12,470,854       1.57       5.672         808     356,310      74.14       82.35       42.35       84.91
780 - 799          135    49,604,148       6.23       5.736         788     367,438      76.65       86.22       32.36       79.61
760 - 779          220    76,296,744       9.58       5.859         769     346,803      77.07       87.85       21.36       73.07
740 - 759          306   113,229,215      14.21       5.880         749     370,030      77.41       88.38       20.56       80.43
720 - 739          326   109,901,038      13.79       5.920         729     337,120      78.05       88.97       18.70       79.61
700 - 719          382   128,457,857      16.12       6.006         709     336,277      77.77       87.41       19.71       77.39
680 - 699          432   144,019,972      18.08       5.978         689     333,380      76.92       85.41       20.25       80.91
660 - 679          349   107,009,768      13.43       6.051         670     306,618      76.40       82.59       23.68       80.27
640 - 659          163    44,885,568       5.63       6.167         650     275,372      78.22       83.31       38.83       84.00
620 - 639           22    10,473,499       1.31       6.308         631     476,068      73.85       82.03       38.14       88.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
===================================================================================================================================


                                                   Distribution by Original LTV


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Original LTV      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below        6    $1,419,500       0.18%      5.786%        705    $236,583      21.34%      28.05%      12.33%      71.22%
30.01 - 40.00%        9     4,454,374       0.56       5.705         736     494,930      36.70       39.37       16.87       81.38
40.01 - 50.00%       19     8,377,000       1.05       5.430         708     440,895      46.71       49.51       19.26       86.96
50.01 - 60.00%       56    24,705,192       3.10       5.660         716     441,164      56.77       61.16       24.22       79.60
60.01 - 70.00%      172    84,971,128      10.67       5.883         707     494,018      66.37       73.92       21.49       77.05
70.01 - 80.00%    1,827   618,594,543      77.65       5.933         719     338,585      79.14       89.63       23.58       82.66
80.01 - 85.00%       27     5,373,165       0.67       6.343         691     199,006      84.65       84.65       18.79       58.25
85.01 - 90.00%      183    32,624,284       4.10       6.696         710     178,275      89.87       89.90       16.98       25.09
90.01 - 95.00%       69    15,417,337       1.94       6.332         697     223,440      94.87       94.87       20.14       84.74
95.01 - 100.00%       3       740,589       0.09       5.592         689     246,863     100.00      100.00      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Document Type



                                                     Pct. Of    Weighted    Weighted               Weighted    Weighted
                                                     Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                            Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Document Type                Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
------------------------------------------------------------------------------------------------------------------------------------
 Full/Alt Doc                   578  $183,034,766      22.97%      5.738%        716    $316,669      77.30%      86.97%     100.00%
No Doc                         611   148,018,761      18.58       6.185         705     242,257      76.14       79.78        0.00
Stated Income/Stated Asset   1,182   465,623,587      58.45       5.965         720     393,929      77.50       88.19        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%
====================================================================================================================================
                             Pct.
                             Owner
Document Type              Occupied
-------------------------------------
 Full/Alt Doc                  78.60%
No Doc                         62.36
Stated Income/Stated Asset     85.33
-------------------------------------
Total:                         79.52%
=====================================


                                                   Distribution by Loan Purpose


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Loan Purpose      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi        510  $185,348,609      23.27%      5.935%        702    $363,429      72.19%      74.83%      19.70%      82.53%
Purchase          1,599   524,247,415      65.80       5.983         724     327,860      79.55       91.17       23.48       77.82
Rate/Term Refi      262    87,081,090      10.93       5.818         701     332,371      73.75       81.83       26.90       83.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================


                                                 Distribution by Occupancy Status


                                             Pct. Of    Weighted    Weighted               Weighted    Weighted
                                             Pool By      Avg.        Avg.        Avg.       Avg.        Avg.
                    Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full
Occupancy Status     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc
-------------------------------------------------------------------------------------------------------------------------------
Non Owner              652  $130,234,060      16.35%      6.375%        721    $199,745      78.19%      81.60%      22.63%
Owner Occupied       1,620   633,498,572      79.52       5.863         716     391,049      76.99       87.48       22.71
Second Home             99    32,944,481       4.14       6.048         713     332,773      77.31       83.35       29.43
-------------------------------------------------------------------------------------------------------------------------------
Total:               2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%
===============================================================================================================================

                     Pct.
                     Owner
Occupancy Status   Occupied
---------------------------
Non Owner             0.00%
Owner Occupied      100.00
Second Home           0.00
---------------------------
Total:               79.52%
===========================


                                                  Distribution by Property Type


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Property Type     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family          129   $40,280,113       5.06%      6.277%        717    $312,249      74.14%      79.43%      21.63%      41.93%
Condo               314    98,033,246      12.31       5.959         724     312,208      78.87       88.82       28.20       71.38
Co-op                 1       148,077       0.02       5.375         785     148,077      90.00       90.00      100.00      100.00
Pud                 498   164,378,744      20.63       5.935         717     330,078      77.90       87.52       28.51       81.08
Single Family     1,429   493,836,934      61.99       5.933         715     345,582      76.88       86.03       20.18       83.67
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                       Distribution by State


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                 Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
State             Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Northern       502  $242,930,797      30.49%      5.780%        723    $483,926      75.17%      85.70%      21.91%      91.40%
CA - Southern       385   180,369,404      22.64       5.853         722     468,492      76.76       87.21       20.50       90.78
FL                  318    69,325,339       8.70       6.391         703     218,004      81.16       86.35       11.11       45.28
AZ                  134    35,831,476       4.50       6.048         712     267,399      77.55       85.38       22.58       60.40
VA                  112    33,997,102       4.27       6.014         713     303,546      77.73       87.87       31.41       85.86
WA                  102    25,113,888       3.15       5.884         716     246,215      79.07       90.34       26.61       75.49
MD                   78    24,739,435       3.11       5.857         720     317,172      78.38       88.25       52.26       77.98
GA                  138    24,038,484       3.02       6.110         697     174,192      81.96       87.54       23.33       60.16
IL                   72    18,524,524       2.33       6.163         712     257,285      78.33       84.18       27.88       71.07
NV                   51    16,838,764       2.11       5.916         727     330,172      77.82       86.64       14.99       71.89
Other               479   124,967,898      15.69       6.129         706     260,893      77.56       85.09       26.76       70.03
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================


                                                     Distribution by Zip Code


                                        Pct. Of    Weighted    Weighted               Weighted    Weighted
                                        Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
               Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Zip Code        Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
----------------------------------------------------------------------------------------------------------------------------------
94941               8    $5,443,000       0.68%      5.805%        716    $680,375      66.08%      73.81%      25.10%     100.00%
92563              12     4,796,588       0.60       5.720         724     399,716      79.99       96.69       34.05      100.00
95404               7     4,661,850       0.59       5.916         713     665,979      70.50       79.38       22.69       74.26
95472               7     4,437,700       0.56       6.028         729     633,957      77.53       88.62       14.24      100.00
94949               7     4,314,600       0.54       5.562         730     616,371      70.07       72.04       12.75       84.93
94901               8     4,105,000       0.52       5.573         716     513,125      66.05       72.89       26.02       75.77
95492               8     3,924,900       0.49       5.607         735     490,613      76.69       88.91       24.27      100.00
94903               6     3,712,500       0.47       5.697         705     618,750      71.76       80.48       33.13       86.94
94514               6     3,571,050       0.45       5.522         721     595,175      73.75       87.74       14.65      100.00
94114               4     3,387,000       0.43       5.603         742     846,750      68.84       73.88        0.00       72.98
Other           2,298   754,322,926      94.68       5.967         716     328,252      77.49       86.62       23.07       78.93
----------------------------------------------------------------------------------------------------------------------------------
Total:          2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
==================================================================================================================================


                                           Distribution by Remaining Months to Maturity


                                        Pct. Of    Weighted    Weighted               Weighted    Weighted
Remaining                               Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Months To     Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Maturity        Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
----------------------------------------------------------------------------------------------------------------------------------
301 - 360       2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
----------------------------------------------------------------------------------------------------------------------------------
Total:          2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
==================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                 Distribution by Amortization Type


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Amortization    Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Type              Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM          125   $38,457,104       4.83%      6.400%        694    $307,657      77.87%      86.92%      14.30%      58.85%
10 YEAR ARM           8     2,620,422       0.33       6.003         714     327,553      82.27       87.26       36.96       83.19
2 YEAR ARM           77    28,434,483       3.57       5.815         728     369,279      79.40       94.07        7.27       89.99
3 YEAR ARM          628   231,258,947      29.03       5.822         720     368,247      78.15       90.46       16.12       90.21
5 YEAR ARM        1,470   476,374,805      59.80       5.990         716     324,064      76.47       83.90       27.29       75.41
7 YEAR ARM           63    19,531,353       2.45       5.952         721     310,021      78.53       84.81       37.00       78.11
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================


                                              Distribution by Prepayment Term Months


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Prepayment     Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Term Months      Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 0               2,037  $678,961,252      85.22%      5.944%        716    $333,314      77.34%      86.06%      24.39%      78.58%
 6                   4     2,377,700       0.30       6.483         702     594,425      72.41       87.40        0.00       80.65
12                  20     7,222,652       0.91       5.981         726     361,133      70.32       80.96       28.68       70.09
24                   1       125,200       0.02       6.500         699     125,200      68.79      100.00        0.00      100.00
30                   3       433,759       0.05       5.780         723     144,586      76.00       84.87        0.00       82.95
36                 291   102,675,763      12.89       5.999         716     352,838      76.96       88.49       14.57       86.61
42                   8     1,670,237       0.21       6.016         714     208,780      77.48       87.69        0.00       47.36
60                   7     3,210,550       0.40       6.102         713     458,650      75.18       88.54       11.84       86.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
===================================================================================================================================


                                                   Distribution by Periodic Cap


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
                Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Periodic Cap     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%       838  $310,179,326      38.93%      5.987%        718    $370,142      78.25%      90.34%      13.29%      88.64%
1.50 - 1.99%         1       996,100       0.13       6.000         679     996,100      70.00       84.05        0.00      100.00
2.00 - 2.49%     1,532   485,501,687      60.94       5.933         716     316,907      76.54       83.80       29.21       73.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
===================================================================================================================================


                                               Distribution by Months to Rate Reset


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Months To       Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Rate Reset        Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below           13    $5,498,430       0.69%      6.463%        693    $422,956      79.58%      89.21%      25.25%      63.46%
11 - 20             112    32,958,674       4.14       6.389         694     294,274      77.58       86.54       12.48       58.08
21 - 30              82    30,314,160       3.81       5.773         727     369,685      79.30       93.63        8.02       90.36
31 - 40             622   228,921,820      28.73       5.829         720     368,042      78.17       90.52       15.93       90.14
51 - 60           1,466   473,335,056      59.41       5.989         716     322,875      76.50       83.93       27.25       75.60
61 - 70               4     3,039,749       0.38       6.184         710     759,937      71.42       79.97       32.90       46.05
71 - 80               1       457,450       0.06       5.000         777     457,450      71.56       71.56      100.00      100.00
81 - 90              63    19,531,353       2.45       5.952         721     310,021      78.53       84.81       37.00       78.11
111 - 120             8     2,620,422       0.33       6.003         714     327,553      82.27       87.26       36.96       83.19
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                               Distribution by Maximum Lifetime Rate


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Maximum         Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Lifetime Rate     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.50 - 9.99%          8    $4,325,752       0.54%      4.729%        755    $540,719      80.98%      85.61%      53.56%      80.37%
10.00 - 10.49%       65    20,797,187       2.61       5.243         720     319,957      75.89       83.38       44.87       77.29
10.50 - 10.99%      467   141,638,053      17.78       5.678         716     303,293      76.98       84.30       33.29       81.37
11.00 - 11.49%      478   152,486,817      19.14       5.746         716     319,010      76.22       84.48       26.50       83.12
11.50 - 11.99%      814   289,689,561      36.36       5.916         720     355,884      77.33       87.31       22.50       82.32
12.00 - 12.49%      357   122,997,995      15.44       6.328         714     344,532      77.61       87.22       11.51       72.15
12.50 - 12.99%      154    55,700,756       6.99       6.753         700     361,693      78.98       90.66        7.15       74.41
13.00 - 13.49%       22     7,135,632       0.90       7.052         704     324,347      78.22       89.59        7.27       42.37
13.50 - 13.99%        4     1,283,759       0.16       7.711         684     320,940      72.86       79.46        0.00        0.00
14.00 - 14.49%        2       621,600       0.08       8.053         688     310,800      80.00       85.79        0.00       42.08
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================


                                              Distribution by Minimum Lifetime Rate


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Minimum         Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Lifetime Rate     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below         1      $127,000       0.02%      5.125%        783    $127,000      67.91%      67.91%       0.00%     100.00%
2.00 - 2.49%      1,680   586,031,740      73.56       5.884         716     348,828      76.87       85.84       22.10       82.72
2.50 - 2.99%        576   168,501,511      21.15       6.169         718     292,537      78.72       87.93       25.40       68.41
3.00 - 3.49%         74    22,214,509       2.79       5.812         729     300,196      75.55       85.06       39.08       79.07
3.50 - 3.99%         13     6,487,460       0.81       6.527         721     499,035      74.84       88.70        6.16       59.05
4.00 - 4.49%          1       545,187       0.07       7.500         633     545,187      80.00       90.00        0.00      100.00
5.50 - 5.99%         11     5,289,977       0.66       5.830         743     480,907      76.05       86.83       22.43       74.14
6.00 - 6.49%          9     4,611,700       0.58       6.231         723     512,411      75.19       93.45        0.00      100.00
6.50 - 6.99%          5     2,428,030       0.30       6.766         676     485,606      78.05       87.52       18.78      100.00
7.50 - 7.99%          1       440,000       0.06       7.750         726     440,000      80.00       99.95        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================


                                                      Distribution by Margin


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
                Number Of  Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Margin           Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.99% & Below        1      $127,000       0.02%      5.125%        783    $127,000      67.91%      67.91%       0.00%     100.00%
2.00 - 2.49%     1,714   602,223,880      75.59       5.894         716     351,356      76.87       85.95       21.93       82.89
2.50 - 2.99%       577   167,721,748      21.05       6.169         718     290,679      78.72       87.86       25.51       68.04
3.00 - 3.49%        69    21,004,827       2.64       5.779         729     304,418      75.56       85.84       36.99       80.83
3.50 - 3.99%         8     4,058,371       0.51       6.722         707     507,296      73.68       85.45        9.85       38.59
4.00 - 4.49%         1       545,187       0.07       7.500         633     545,187      80.00       90.00        0.00      100.00
4.50 - 4.99%         1       996,100       0.13       6.000         679     996,100      70.00       84.05        0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
===================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                               Distribution by First Adjustment Cap


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
                                          Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
First           Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Adjustment Cap    Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00% & Below         1      $617,039       0.08%      4.875%        691    $617,039      65.00%      80.00%       0.00%     100.00%
1.01 - 1.50%          1       996,100       0.13       6.000         679     996,100      70.00       84.05        0.00      100.00
1.51 - 2.00%        198    55,947,188       7.02       6.147         706     282,562      77.86       86.15       32.23       65.63
2.51 - 3.00%        149    50,392,333       6.33       5.830         727     338,204      78.12       90.94       19.13       87.03
4.51 - 5.00%      1,619   473,163,448      59.39       6.025         714     292,257      78.93       87.73       20.30       75.90
5.51 - 6.00%        402   215,434,007      27.04       5.781         723     535,905      73.09       82.33       27.53       89.15
6.51 - 7.00%          1       127,000       0.02       5.125         783     127,000      67.91       67.91        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================


                                               Distribution by Periodic Lifetime Cap


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
                                         Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
Periodic       Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Lifetime Cap     Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.00% & Below        1      $177,600       0.02%      5.875%        643    $177,600      95.00%      95.00%       0.00%     100.00%
4.51 - 5.00%     1,231   328,146,881      41.19       6.105         712     266,569      78.95       85.64       25.21       68.09
5.51 - 6.00%     1,136   466,612,493      58.57       5.849         720     410,750      76.00       86.86       21.50       87.47
6.51 - 7.00%         3     1,740,139       0.22       5.537         691     580,046      68.07       81.44        0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
===================================================================================================================================



                                                Distribution by Interest Only Loans


                                         Pct. Of    Weighted    Weighted               Weighted    Weighted
Distribution                             Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                     Pct.
by Interest    Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Only Loans       Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
N                  219   $59,670,009       7.49%      6.160%        707    $272,466      76.82%      82.55%      24.74%      66.50%
Y                2,152   737,007,104      92.51       5.937         717     342,475      77.23       86.65       22.83       80.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
===================================================================================================================================


                                                Distribution by Interest Only Term


                                          Pct. Of    Weighted    Weighted               Weighted    Weighted
Distribution                              Pool By      Avg.        Avg.        Avg.       Avg.        Avg.                    Pct.
by Interest     Number Of   Principal    Principal     Gross      Current   Principal   Original    Combined    Pct. Full     Owner
Only Term         Loans      Balance      Balance     Coupon       FICO      Balance       LTV         LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
  0                 219   $59,670,009       7.49%      6.160%        707    $272,466      76.82%      82.55%      24.74%      66.50%
 36                 167    59,572,072       7.48       5.755         719     356,719      76.97       86.91       27.94       79.42
 60                 275   113,656,641      14.27       5.873         728     413,297      76.78       85.36       35.35       82.62
 84                  33     9,018,415       1.13       5.977         737     273,285      77.90       82.74       44.56       60.87
120               1,677   554,759,976      69.63       5.969         715     330,805      77.34       86.96       19.37       80.60
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,371  $796,677,113     100.00%      5.954%        716    $336,009      77.20%      86.35%      22.97%      79.52%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities
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backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually
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accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

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